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                                                                   EXHIBIT 10.24


                            STANDARD COMMERCIAL LEASE

                         ARTICLE 1.00 BASIC LEASE TERMS

         1.01 PARTIES. This lease agreement ("Lease") is entered into by and between the following Landlord and Tenant:

Vantage Development #21, Inc., a Texas corporation ("Landlord").
I-Sector, a Delaware corporation ("Tenant").

         1.02 LEASED PREMISES. In consideration of the rents, terms, provisions and covenants of this Lease, Landlord hereby leases, lets and demises to the Tenant the following described premises ("Leased Premises") as shown on Exhibit A attached hereto, located within the Building or Project referenced below and located on the Land as described on Exhibit B attached hereto (the "Land");

"BUILDING" OR "PROJECT":                     Waters Ridge Tech Center I
Building or Project Square Footage:          227,495
"LEASED PREMISES":                           1955 Lakeway Drive, Suite 220
Leased Premises Square Footage:              24,081
City, State, Zip Code:                       Lewisville, Texas 75057,

together with the right to use, in common with others the Common Areas (as defined in Section 2.06), for the Term specified herein, all upon and subject to the terms and conditions set forth herein.

         Landlord and Tenant acknowledge that the square footage of the Leased Premises and Building are as set forth above.

         1.03 TERM. The term (the "Term") of this Lease shall commence on the date Landlord delivers the Leased Premises to Tenant with the Landlord Improvements (as defined in Section 6.01) complete in accordance with the Plans (as defined in Section 6.01) (the "Commencement Date") and terminate seventy two
(72) months thereafter (the "Termination Date"). For purposes of this Section 1.03, complete means a condition that allows Tenant to occupy the Leased Premises and conduct its business therein. Tenant agrees that Landlord will not be liable to Tenant if Landlord does not deliver possession of the Leased Premises to Tenant on the Commencement Date and Landlord's non-delivery of the Leased Premises to Tenant on the Commencement Date will not change the terms of this Lease or the obligations of Tenant hereunder. If delivery of the Leased Premises is delayed, Landlord and Tenant agree that the Commencement Date will be delayed until possession of the Leased Premises is delivered to Tenant, in which event the Term will be automatically extended for a period of time equal to the delay in delivery of possession of the Leased Premises to Tenant. If delivery of possession of the Leased Premises is delayed, Landlord and Tenant shall, upon such delivery, execute an amendment to this Lease setting forth the actual Commencement Date and Termination Date. Any occupancy of the Leased Premises by Tenant prior to the Commencement Date shall be subject to all obligations of Tenant under this Lease. If the Termination Date falls on a day other than the last day of a month, the parties agree that the Term shall be automatically extended by the number of days necessary to cause the Term to end on the last day of a month.

         Notwithstanding the foregoing, if Landlord fails to deliver the Leased Premises to Tenant on or before July 1, 2004, and such failure does not result from an event of force majeure, act of God or any act or omission of Tenant, Tenant may terminate the Lease upon written notice to Landlord.

         1.04  BASE RENT AND SECURITY DEPOSIT.

                  a)       Base Rent for the Leased Premises shall be:

                           Months 1-7:  Abated
                           Months 8-24:  $13,048
                           Months 25-48: $20,068
                           Months 49-72: $22,074

                  b) The Security Deposit to be deposited by Tenant shall be: $14,786.00



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         1.05 ADDRESSES.

             Landlord's Address:                    Tenant's Address:

         Vantage Companies                   Prior to Commencement Date:
         2911 Turtle Creek Blvd.             15960 Midway Road, Suite 101
         Suite 500                           Addison, Texas 75001
         Dallas, Texas  75219                Attn.: Mr. Paul Klotz

                                             After Commencement Date:
                                             @ The Leased Premises
                                             Mr. Paul Klotz

         1.06 PERMITTED USE. Tenant shall use the Leased Premises for general office, laboratory and research and development uses, warehousing, equipment configuration, staging, shipping, receiving, remote network monitoring services, help desk services and other matters related or incident to Tenant's primary business and for no other purpose.

                                ARTICLE 2.00 RENT

         2.01 BASE RENT. Tenant agrees to pay monthly as Base Rent during the Term without notice, demand, deduction, counter-claim, set-off or abatement, the sum of money set forth in Section 1.04 of this Lease. Tenant shall pay one monthly installment of Base Rent on the date of execution of this Lease by Tenant for the eighth month's Base Rent and a like monthly installment shall be due and must be paid on or before the first day of the ninth calendar month and each month thereafter during the Term; provided, if the Commencement Date is a date other than the first day of a calendar month, the Base Rent set forth above will be prorated to the end of that calendar month, and all succeeding installments of Base Rent shall be payable on or before the first day of each succeeding calendar month during the Term. No payment by Tenant or receipt by Landlord of a lesser amount than the amount of Base Rent due will be deemed to be other than on account of the earliest past due installment of Base Rent required to be paid hereunder. Tenant agrees that no endorsement or statement on any check or in any letter accompanying any check or payment of Base Rent constitutes an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of Base Rent then due or to pursue any remedy available under this Lease, at law or in equity.

         2.02 SECURITY DEPOSIT. Tenant shall deliver the Security Deposit to Landlord on the date of execution of the Lease by Tenant. The Security Deposit will be held by Landlord without liability for interest and as security for the performance of Tenant's covenants and obligations under this Lease, it being expressly understood that it is not an advance payment of Base Rent, Taxes and Insurance (as defined in Section 2.04), Operating Expenses (as defined in
Section 2.06) or a measure of Landlord's damage upon an Event of Default (as defined in Section 11.01). Landlord may commingle the Security Deposit with its other funds. During the continuance of an Event of Default (as defined in Section 11.01), Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit, to the extent necessary, to make good any arrears of Base Rent, Taxes and Insurance, Operating Expenses, or pay any expense or liability incurred by Landlord as a result of the Event of Default. Provided Tenant delivers the Leased Premises to Landlord as required herein upon expiration or earlier termination of this Lease, Landlord shall return any remaining balance of the Security Deposit to Tenant within sixty (60) days following such expiration or termination of this Lease. If any portion of the Security Deposit is so used or applied, Tenant shall upon ten (10) days written notice from Landlord, deposit with Landlord by cash or cashier's check an amount sufficient to restore the Security Deposit to its original amount. If Landlord transfers its interest in the Leased Premises during the Term, Landlord shall assign the Security Deposit to the transferee and, upon delivery to Tenant of a copy of an assumption of Landlord's obligations hereunder, have no further liability for the return of, or any matter relating to, such Security Deposit.

         2.03 DEFINITIONS. For purposes of this Lease, (i) Tenant's Pro Rata Share shall be a fraction, the numerator of which is the number of square feet of floor area in the Leased Premises set forth in Section 1.02 and the denominator of which is the number of square feet of floor area in the Building or Project set forth in Section 1.02, provided, if the Project contains multiple buildings, and expenses (i.e. Taxes, Insurance and Operating Expenses) associated with operating such buildings can be directly attributed to a building, Landlord may utilize the square feet of floor area in such building as the denominator. Tenant's



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Pro Rata Share may be adjusted by Landlord in the future for changes in the physical size of the Leased Premises, Building or Project, and (ii) Additional Rent shall include (x) Taxes and Insurance, (y) Operating Expenses, and (z) all other amounts due Landlord from Tenant pursuant to the terms of this Lease.

         2.04 TAXES AND INSURANCE. Tenant agrees to pay without notice, demand, counter-claim, deduction, set-off or abatement of any kind Tenant's Pro Rata Share of all real property taxes and installments of special assessments (including dues and assessments by means of deed restrictions and/or owner's associations) lawfully levied or assessed against the Building and/or Project, and any and all insurance required herein or as Landlord deems reasonably necessary (specifically including fire and casualty, commercial general liability and rent loss [a/k/a business income] insurance) (collectively "Taxes and Insurance"). Landlord shall invoice Tenant monthly (in advance) for Tenant's Pro Rata Share of Taxes and Insurance commencing on the Commencement Date. Tenant's Pro Rata Share will be based upon Landlord's estimate of Taxes and Insurance for the current calendar year, provided, that in the event Landlord is required under a mortgage, deed of trust, underlying lease or loan agreement covering the Building or Project to escrow Taxes and Insurance, Landlord may but will not be obligated, to use the amount required to be escrowed as a basis for its estimate. To the extent the Commencement Date or Termination Date of the Lease is not on the first day of the calendar year or last day of the calendar year respectively, Tenant's liability for Taxes and Insurance is subject to a pro rata adjustment based on the number of days of any such year during which the Term is in effect. Tenant is not entitled to contest or appeal any value assessment rendered by applicable taxing authorities and waives all rights to receive notices of reappraisals. In no event shall Tenant be liable for any income or franchise taxes imposed upon Landlord unless such taxes are in substitution of the taxes set forth above.

         2.05 OPERATING EXPENSES. Tenant agrees to pay without notice, demand, deduction, counterclaim, set-off or abatement of any kind, Tenant's Pro Rata Share of Landlord's operating expenses for the Building and/or Project as set forth in Section 2.06 ("Operating Expenses"). Landlord shall invoice Tenant monthly for Tenant's Pro Rata Share of the estimated Operating Expenses for each calendar year commencing on the Commencement Date and may adjust such share each subsequent year based upon anticipated Operating Expenses. Twice yearly Landlord is entitled to adjust the estimated Operating Expenses to reflect current or anticipated Operating Expenses.

         Notwithstanding anything to the contrary set forth in this Section 2.05, when determining Tenant's Pro Rata Share of Operating Expenses for calendar years subsequent to the first full calendar year of the Term, Tenant's Pro Rata Share of Operating Expenses for such calendar years shall not increase more than five percent (5%) from the immediately preceding calendar year. Calculation of increases in Tenant's Pro Rata Share of Operating Expenses subsequent to the first full calendar year of the Term shall be on a cumulative basis, i.e. if Tenant's Pro Rata Share of Operating Expenses increases three percent (3%) from the immediately preceding calendar year, then Tenant's Pro Rata Share of Operating Expenses may increase seven percent (7%) for the immediately following calendar year. Provided, the foregoing cap on Tenant's Pro Rata Share of Operating Expenses shall not apply to utilities (water, sewer, gas, electricity and telephone) for the Common Areas and trash removal. Tenant's Pro Rata Share of such Operating Expenses (water, sewer, gas, electricity and telephone) shall always be based upon the actual amount of such expenses. Provided further, if the Building or Project is not fully leased, with respect to calculating the foregoing cap, Landlord will be entitled to gross-up management fees as if the Building or Project had been fully leased and fully assessed by all taxing authorities for the previous calendar year.

         Provided no Event of Default exists, Tenant may, at its own expense (except as set forth below), audit Landlord's books relevant to the Operating Expenses. With respect to such audit, Tenant 1) may review Landlord's books during office hours, 2) must perform such audit at the location of Landlord's books, 3) must request such audit within sixty (60) days of receipt of its annual reconciliation of Operating Expenses, 4) must deliver to Landlord a copy of the results of such audit within fifteen (15) days of its completion, and 5) may not audit the same calendar year more than one time. Assignees of Tenant may only audit periods for which they occupy the Leased Premises and subtenants of Tenant are not entitled to any audit rights.

         If an audit reveals that Landlord has over charged Tenant for its Pro Rata Share of Operating Expenses by 3% or more Landlord shall reimburse Tenant its reasonable documented out-of-pocket expenses associated with such audit along with the amount by which Tenant overpaid.

         2.06 DEFINITION OF OPERATING EXPENSES. The term "Operating Expenses" includes all



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commercially reasonable expenses incurred by Landlord with respect to the operation, maintenance, repair and replacement of the Common Areas (as defined below), including, but not limited to maintenance, repair and replacement costs necessary for upkeep (including materials and supplies necessary therefore); charges for water, sewer, gas, electricity and telephone; cleaning, including janitorial services and supplies; landscape maintenance; painting (within the Common Areas and the exterior of the Building); trash collection; pest control; security; licenses, permits and inspection fees; contractor's fees; professional service and management fees; the cost of equipping and maintaining a management office; wages and benefits payable to employees of Landlord whose duties are directly connected with the operation of the Building or Project; personal property taxes for Landlord's personal property within the Common Areas; fees payable to tax consultants and/or attorneys for contesting taxes; the cost, including interest, amortized over its useful life, of any capital improvement made to the Common Areas by Landlord (i) pursuant to its obligations hereunder, or (ii) after the date of this Lease which is required by any Legal Requirement (as defined in Section 3.03) that was not applicable at the time the Building or Project was constructed; the cost including interest, amortized over the period of time necessary for such device or equipment to pay for itself, of installation of any device or other equipment which improves the operating efficiency of any system within the Common Areas and thereby reduces Operating Expenses.

         The term Operating Expenses does not include the following: Taxes and Insurance, repairs, restoration or other work occasioned by fire, wind, the elements or other casualty; expenses incurred in leasing to or procuring of tenants, leasing commissions, advertising expenses and expenses for the renovating of space for new tenants; interest or principal payments on any mortgage or other indebtedness of Landlord; ground rent; compensation paid to any employee of Landlord other than maintenance and property management personnel directly associated with the operation and maintenance of the Building or Project; any depreciation allowance or expense (except for depreciation of capital improvements and equipment specifically included within the definition of Operating Expenses); operating expenses which are the responsibility of Tenant or any other tenant of the Building or Project; or expenses which are for the benefit of a specific tenant and not all tenants of the Building or Project.

         For purposes of this Lease "Common Areas" mean those areas within the Building or Project provided for the common use or benefit of all tenants generally and/or the public, such as parking areas, interior roads, sidewalks, landscaped areas, detention or retention ponds, common office facilities or meeting rooms, common equipment rooms, common satellite or antenna facilities, common mail rooms, corridors, restrooms, vending areas, lobby areas, and other Common Areas not included in or as shown as being part of the Leased Premises on Exhibit A.

         2.07 RECONCILIATION. Within four (4) months following the close of each calendar year, Landlord shall provide Tenant an accounting showing in reasonable detail all computations of Taxes and Insurance and Operating Expenses due under Sections 2.04 and 2.05. If the accounting shows that the total of the monthly payments made by Tenant exceeds the amount of Taxes and Insurance and Operating Expenses due by Tenant, such amount will be credited against the next required payment of Taxes and Insurance and Operating Expenses. If the accounting shows that the total of the monthly payments made by Tenant is less than the amount due by Tenant, such accounting will be accompanied by an invoice for the additional amount. Notwithstanding any other provision in this Lease, during the year in which the Lease terminates, Landlord, prior to the Termination Date, is entitled to invoice Tenant for Tenant's Pro Rata Share of the excess Operating Expenses based upon the previous year's Operating Expenses. If this Lease terminates on a day other than the last day of a calendar year, the amount of any Taxes and Insurance and Operating Expenses payable by Tenant applicable to the year in which such termination occurs will be prorated on the ratio that the number of days from the commencement of the calendar year to and including the Termination Date bears to 365.

         2.08 LATE PAYMENT CHARGE. Other remedies for nonpayment of Base Rent notwithstanding, if the monthly Base Rent payment is not in Landlord's possession on or before the tenth (10th) day of the month for which the Base Rent is due, or if any payment of Additional Rent due Landlord by Tenant is not received by Landlord on or before the tenth (10th) day of the month next following the month in which Tenant was invoiced, such amount shall bear interest at the lesser of (i) the highest lawful rate per annum or (ii) the rate of one percent (1%) per month until paid for each late payment that occurs more than once in any twelve (12) month period during the Term. In addition, Landlord is entitled to charge one hundred dollars ($100.00) for each check or payment, which is not honored by Tenant's bank. Said charge to be in addition to any other amounts owed under this Lease.

         2.09 HOLDING OVER. If Tenant does not vacate the Leased Premises upon the expiration or



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termination of this Lease, such holding over shall constitute, and be construed as, a tenancy at will at a daily rental equal to one-thirtieth (1/30th) of an amount equal to, in addition to Additional Rent, one and one-half (1 1/2 ) times the Base Rent being paid by Tenant immediately prior to the expiration or termination of the Lease, and all other terms and provisions of this Lease shall apply during such holdover period (with the exclusion of any expansion or renewal options). During such holdover period, Tenant agrees to vacate and deliver the Leased Premises to Landlord within ten (10) days of Tenant's receipt of notice from Landlord to vacate. Landlord may give such notice pursuant to the notice provisions of Section 14.07 herein or by facsimile transmission. Tenant agrees to pay the rental payable during the holdover period to Landlord on demand. No holding over by Tenant, whether with or without the consent of Landlord and notwithstanding receipt by Tenant of an invoice from Landlord for holdover rent, will operate to extend the Term. Additionally, Tenant shall pay to Landlord all damages sustained by Landlord as a result of such holding over by Tenant.

                         ARTICLE 3.00 OCCUPANCY AND USE

         3.01 USE. The Leased Premises shall be used and occupied only for the purpose set forth in Section 1.06 and for no other purpose without the consent of Landlord, such consent not to be unreasonably withheld, conditioned or delayed. Tenant shall occupy the Leased Premises, conduct its business and control its agents, employees, invitees and visitors in such a manner as is lawful, reputable, will not create a nuisance, interfere with Building and/or Project operations, or affect the structural integrity or design capabilities of the Building. Tenant shall not conduct any auction, liquidation or going out of business sale. Outside storage including storage of trucks and other vehicles is prohibited unless approved by Landlord. Tenant shall neither permit any waste on the Leased Premises nor allow the Leased Premises to be used in any way which would, in the opinion of Landlord, be extra hazardous on account of fire or which would in any way increase or render void the fire insurance on the Building. If at any time during the Term the State Board of Insurance or other insurance authority disallows any of Landlord's sprinkler credits or imposes an additional penalty or surcharge in Landlord's insurance premiums because of Tenant's original or subsequent placement or use of storage racks or bins, method of storage or nature of Tenant's inventory or any other act of Tenant, Tenant agrees to pay as additional rent the increase in Landlord's insurance premiums directly attributable to the acts of Tenant. Notwithstanding anything set forth in this Section 3.01, in no way does Landlord warrant or represent, either expressly or impliedly, that Tenant's use of the Leased Premises is in accordance with applicable codes or ordinances of the municipality within which the Building is located.

         3.02 SIGNS. No sign (which shall include balloons, flags, pennants, banners, etc.) of any type or description visible from outside the Leased Premises may be erected, placed or painted on or about the Leased Premises or Building by Tenant, except those signs submitted to Landlord in writing and approved by Landlord in writing (such approval not to be unreasonably withheld, conditioned or delayed), and which signs are in conformance with (i) Landlord's sign criteria established for the Project and (ii) all Legal Requirements. Such permitted signs shall be installed at Tenant's sole cost and expense by a contractor reasonably approved by Landlord and must be removed by Tenant in accordance with the conditions allowing their erection upon expiration or termination of the Lease. Any damage from such removal shall be repaired at Tenant's sole cost and expense.

         3.03 COMPLIANCE WITH LAWS, RULES AND REGULATIONS. Tenant, at Tenant's sole cost and expense, shall comply with all laws, ordinances, orders, rules and regulations now in effect or enacted subsequent to the date hereof ("Legal Requirements") of state, federal, municipal or other agencies or bodies having jurisdiction over Tenant or the use, condition and occupancy of the Leased Premises. Tenant shall comply with the rules and regulations of the Building and Project adopted by Landlord which are set forth on Schedule I attached to this Lease ("Rules and Regulations"). Landlord is entitled, at all times, to change and amend the Rules and Regulations in any reasonable manner as Landlord deems advisable for the safety, care, cleanliness, preservation of good order and operation or use of the Leased Premises, Building or Project. All such changes and amendments to the Rules and Regulations must be in writing and sent to Tenant at the Leased Premises and must thereafter be carried out and observed by Tenant.

         Landlord, as its sole cost and expense, shall comply with all Legal Requirements of state, federal, municipal or other agencies or bodies having jurisdiction over Landlord with respect to operation of the Project. Landlord represents and warrants that on the Commencement Date, the Leased Premises will be in compliance with applicable Legal Requirements.

         3.04 WARRANTY OF POSSESSION. Landlord warrants that it has the right and authority to execute this



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Lease, and Tenant, upon compliance with the terms, conditions, covenants and agreements contained in this Lease, will be entitled to possession of the Leased Premises during the Term as well as any extension or renewal thereof. Tenant agrees that Landlord is not responsible for the acts or omissions of any other tenant or third party that may interfere with Tenant's use and enjoyment of the Leased Premises.

         3.05 INSPECTION. Landlord or its authorized agents may, at any and all reasonable times upon twenty four (24) hour prior notice to Tenant, except in the event of an emergency, when notice is not required, enter the Leased Premises to inspect the same, conduct tests, environmental audits or other procedures to determine Tenant's compliance with the terms hereof; to supply any other service to be provided by Landlord; to show the Leased Premises to prospective purchasers, tenants or mortgagees; to alter, improve or repair the Leased Premises or any other portion of the Building or for any other purpose Landlord deems necessary. Tenant shall not change Landlord's lock system or in any other manner prohibit Landlord from entering the Leased Premises. Landlord is entitled to use any and all means which Landlord may deem proper to open any door in an emergency without liability therefor. During the final one hundred eighty (180) days of the Term, Landlord or its authorized agents have the right to erect or maintain on or about the Leased Premises or the Building customary signs advertising the Leased Premises for lease.

         3.06 HAZARDOUS WASTE. The term "Hazardous Substances," as used in this Lease means pollutants, contaminants, toxic or hazardous wastes, or any other substances, the presence or use of which is regulated, restricted or prohibited by any "Environmental Law," which term means any federal, state or local law, ordinance or other statute of a governmental or quasi-governmental authority relating to pollution or protection of the environment. Tenant hereby agrees that (i) no activity will be conducted on the Leased Premises that will produce any Hazardous Substance, except for such activities that are part of the ordinary course of Tenant's business activities and of which Landlord has been notified in writing (the "Permitted Activities"), provided said Permitted Activities are conducted in accordance with all Environmental Laws; Tenant shall obtain all required permits and pay all fees and provide any testing required by any governmental agency; (ii) the Leased Premises will not be used in any manner for the storage of any Hazardous Substances except for the temporary storage of such materials that are used in the ordinary course of Tenant's business and of which Landlord has been notified in writing (the "Permitted Materials"), provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws; Tenant shall obtain any required permits and pay any fees and provide any testing required by any governmental agency; (iii) no portion of the Leased Premises will be used as a landfill or a dump; (iv) Tenant will not install any underground or above ground tanks of any type; (v) Tenant will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute a public or private nuisance; (vi) Tenant will not permit any Hazardous Substances to be brought onto the Leased Premises, except for the Permitted Materials, and if so brought or found located thereon, the same must be immediately removed, with proper disposal, and all required cleanup procedures must be diligently undertaken pursuant to all Environmental Laws.

         Landlord or Landlord's representative have the right but not the obligation to enter the Leased Premises in accordance with Section 3.05 for the purpose of inspection to ensure compliance with all Environmental Laws. Should Landlord determine, in Landlord's commercially reasonable opinion, that any Hazardous Substances, including Permitted Materials, are being improperly stored, used, or disposed of, or any Hazardous Activities are being improperly conducted, then Tenant shall immediately take such corrective action as required by Landlord. Should Tenant fail to take such corrective action within ten (10) days, or such shorter period as may be necessary to avoid or prevent damage to the Leased Premises, Landlord is entitled to perform such work and Tenant shall promptly reimburse Landlord for any and all commercially reasonable costs associated with said work. If at any time during or after the Term, the Leased Premises are found to be so contaminated or subject to said conditions, due to the existence of Hazardous Substances within the Leased Premises, Tenant shall diligently institute proper and thorough cleanup procedures at Tenant's sole cost. Before taking any action to comply with Environmental Laws or to clean up Hazardous Substances contaminating the Leased Premises, Tenant shall submit to Landlord a plan of action, including all plans and documents required by any Environmental Law to be submitted to a governmental authority (collectively a "plan of action"). Such plan of action must be implemented by a licensed environmental contractor. Before Tenant begins the actions necessary to comply with Environmental Laws or to clean up contamination from Hazardous Substances, Landlord must (1) approve the nature, scope and timing of the plan of action, and (2) approve any and all covenants and agreements to affect the plan of action.

         Tenant represents and warrants to its actual knowledge that it has not been previously cited for any environmental violations by any applicable governmental agency.



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         3.07 PARKING AND ROAD USE. Tenant is granted the license and right to use, for the benefit of Tenant, its employees, customers, invitees and licensees, 1) the parking areas adjacent to the Building of which the Leased Premises are a part on an unassigned, unreserved and non-exclusive basis as available on a first come, first serve basis, and 2) the roadways within the Project, in each case subject to reasonable regulation by Landlord. Landlord reserves the right in its sole discretion to designate specific areas within the parking areas for the exclusive use of Tenant, its visitors and invitees to the Building. In no event shall Tenant use more parking spaces than the minimum number of parking spaces required by all Legal Requirements for office/warehouse projects in the municipality in which the Project is located. No parking is permitted on any common drive areas by Tenant or any of Tenant's employees, customers, invitees or licensees. No driving or parking of any vehicles on non-paved areas adjoining the Building or within the Project is permitted. LANDLORD WILL HAVE NO LIABILITY TO TENANT, ITS EMPLOYEES, AGENTS OR INVITEES FOR ANY CLAIMS OR LIABILITIES ARISING FROM SUCH PARTIES' USE OF THE PARKING AREAS AND TENANT WILL INDEMNIFY AND HOLD LANDLORD HARMLESS AGAINST ALL SUCH CLAIMS AND LIABILITIES UNLESS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD.

         3.08 PERMITS. Tenant shall, at its sole cost, be responsible for all permits with respect to the operation of its business and use and occupancy of the Leased Premises and will provide copies of such permits from time to time upon the written request of Landlord.

                       ARTICLE 4.00 UTILITIES AND SERVICE

         4.01 BUILDING SERVICES. Landlord shall provide water, sewer, electricity and gas service connections to the Leased Premises. Tenant shall arrange for connection to such services and pay directly to the appropriate supplier all cost of utility services to the Leased Premises, including, but not limited to, security deposits, initial connection charges, taxes, penalties, surcharges or the like, all charges for gas, electricity, telephone, water, sprinkler monitoring devices, sanitary and storm sewer service, and security systems. If any services are jointly metered with other premises or property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such services and Tenant shall pay such share to Landlord within ten (10) days of receipt of any invoice thereof. Landlord may cause, at Tenant's expense, any utility services which are jointly metered to be separately metered. Tenant shall pay all costs caused by Tenant introducing excessive pollutants or solids other than ordinary human waste into the sanitary sewer system, including permits, fees and charges levied by any governmental subdivision for any such pollutants or solids. Tenant shall be responsible for the installation and maintenance of any dilution tanks, holding tanks, settling tanks, sewer sampling devices, sand traps, grease traps or similar devices as may be required by any governmental subdivision for Tenant's use of the sanitary sewer system. If the Leased Premises are in a multi-occupancy Building, Tenant shall pay all surcharges levied due to Tenant's use of sanitary sewer or waste removal services insofar as such surcharges affect Landlord or other tenants in the Building. Except as set forth herein, Landlord shall not be required to pay for any utility services, supplies or upkeep in connection with the Leased Premises. Utility services for the Common Areas shall be part of Operating Expenses.

         Tenant agrees that Landlord shall not be liable to Tenant in any respect for damages to either person, property or business on account of any interruption or failure of utility services unless resulting from the gross negligence or willful misconduct of Landlord. No such interruption or failure may be construed as an eviction of Tenant or entitle Tenant to (i) any abatement of rent, (ii) terminate the Lease, or (iii) be relieved from fulfilling any covenant or agreement contained herein, provided, if any interruption or failure of utilities is the result of the gross negligence or willful misconduct of Landlord and such condition continues in excess of five (5) business days from the date Tenant notifies Landlord, Base Rent shall abate until the affected utilities are restored to the Leased Premises. Should any malfunction of the improvements or facilities to the Leased Premises or Building (which by definition do not include any improvements or facilities of Tenant above Building standard improvements) occur for any reason, Landlord shall use reasonable diligence to see that such malfunction is corrected promptly, but Tenant will not be entitled to any claim for rebate or abatement of rent or damages (except as set forth above) on account of such malfunction or of any interruptions in service occasioned thereby or resulting therefrom.

         4.02 TELECOMMUNICATIONS. Tenant, at its sole cost, may order and use telephone and other wired telecommunications services in accordance with rules and regulations adopted by Landlord from time to time, but Tenant must obtain Landlord's prior written consent to Tenant's use of services of a telephone or telecommunications service provider who is not then providing service to the Building such consent not to



                                    Page -7-
be unreasonably withheld, conditioned or delayed. Unless Landlord otherwise requests or consents in writing, Tenant's telecommunications equipment must be located in the Leased Premises. Landlord has no obligation to maintain Tenant's telecommunications equipment, wiring, or other infrastructure, and if any such service is interrupted, curtailed, or discontinued, Landlord will have no obligation or liability to Tenant, unless such interruption, curtailment or discontinuance results from the gross negligence or willful misconduct of Landlord.

         (a) Upon expiration or termination of this Lease, Tenant, at its sole cost, will remove all telecommunications equipment and other facilities for telecommunications transmittal (except wiring) installed in the Leased Premises or in the Building for Tenant's use.

         (b) Tenant will not use any wireless communications equipment (other than cellular telephones and Tenant's wireless network), antennae, or satellite receiver dishes within the Leased Premises nor within the Building or Project without Landlord's prior written consent, such consent not to be unreasonably withheld, conditioned or delayed.

         (c) If Tenant's telecommunications service, transmitters, or receivers unreasonably interfere with Landlord's or another occupant's telecommunications services or equipment, Tenant will promptly eliminate any such interference or, if Tenant cannot eliminate it, stop using the equipment or service causing such interference. Tenant assumes liability for all claims and liabilities related to such interference.

         4.03 SECURITY SERVICE. Tenant acknowledges and agrees that, while Landlord may patrol the Project, Landlord is not providing any security services with respect to the Leased Premises and that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Leased Premises or any other breach of security with respect to the Leased Premises.

                      ARTICLE 5.00 REPAIRS AND MAINTENANCE

         5.01 EXISTING CONDITIONS. Tenant accepts the Leased Premises as of the date hereof, subject to all recorded matters, laws, ordinances, and governmental rules, regulations and orders. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any warranty or representation of any kind, either express or implied as to the condition of the Leased Premises or the suitability of the Leased Premises for Tenant's intended use. The taking of the possession of the Leased Premises by Tenant will be conclusive evidence that Tenant accepts the Leased Premises, that the Leased Premises have been completed in accordance with Section 6.01 and were in good and satisfactory condition at the time such possession was so taken, subject to latent defects and punch-list items that do not interfere with the operation of Tenant's business within the Leased Premises. Prior to taking occupancy of the Leased Premises, Tenant shall sign a copy of the space plan of the Leased Premises acknowledging its condition on the date thereof (unless Landlord waives such requirement) and execute Landlord's Standard Tenant Acceptance of Premises form accepting such condition.

         5.02 LANDLORD REPAIRS AND MAINTENANCE. Landlord is not required to maintain or make any repairs or replacements of any kind or character to the Leased Premises or the Building during the Term except as are set forth in this
Section 5.02. Landlord shall maintain in good repair and condition, except for reasonable wear and tear, only the roof, foundation, surfaces and structural soundness of exterior walls and the Common Areas. Landlord shall not be responsible for windows, window glass, plate glass, doors, store fronts, uninsured losses and damages caused by Tenant or any third party, provided, Landlord shall be responsible for any damage to windows, window glass or plate glass resulting from improper or defective construction of the Building. Landlord's costs of maintaining the items set forth in this section are subject to the Additional Rent provisions in Section 2.03. Tenant is not entitled to any abatement or reduction of rent by reason of any maintenance, repairs or replacements made by Landlord under this Lease. Nothing contained herein entitles Tenant to perform any maintenance or make any repairs or replacements to the Leased Premises at Landlord's expense or to terminate the Lease based on the physical condition of the Leased Premises.

         5.03 TENANT REPAIRS AND MAINTENANCE. Tenant shall, at its sole cost and expense, maintain, repair and replace all other parts of the Leased Premises in good repair and condition (reasonable wear and tear and damages caused by casualty or condemnation excepted), including, but not limited to windows, window glass, plate glass, doors, store fronts, floor covering, interior walls, partitions and finish work,



                                    Page -8-
interior side of structural walls, water closets, kitchens, interior plumbing, electrical systems, heating, ventilating and air-conditioning systems, down spouts, fire sprinkler system, dock bumpers, levelers, lights, truck and rail doors, pest control and extermination and trash pick-up and removal. Tenant shall repair and pay for any damage caused by any act or omission of Tenant or Tenant's agents, employees, invitees, licensees or visitors to the Leased Premises, the Building, or the Project. Repairs and replacements shall be done in a good and workmanlike manner and in accordance with all Legal Requirements. If Tenant fails to maintain, repair or replace promptly as required herein, Landlord may, at its option, perform on Tenant's behalf and charge the cost of such performance to Tenant as Additional Rent which is due and payable by Tenant within ten (10) days from receipt of Landlord's invoice. Costs under this section are the total responsibility of Tenant and do not constitute Operating Expenses under Section 2.03.

         Landlord agrees that Tenant may receive the benefit of all guaranties and warranties owned by Landlord on items for which it is responsible for repair and maintenance, provided it complies with all conditions established in any such guaranty or warranty.

         5.04 REQUEST FOR REPAIRS. All requests for repairs or maintenance that are the responsibility of Landlord pursuant to any provision of this Lease must be made in writing to Landlord at the address in Section 1.05 and delivered pursuant to Section 14.07. Notices sent by facsimile transmission are not considered proper notice for purposes hereof. After receipt of written notice, Landlord is entitled to a reasonable time within which to perform such repairs or maintenance.

         5.05 TENANT DAMAGES. Tenant shall not allow any damage to be committed to any portion of the Leased Premises or Building, and at the termination of this Lease Tenant shall deliver the Leased Premises to Landlord in as good condition as existed at the Commencement Date of this Lease, ordinary wear and tear excepted. Tenant shall notify Landlord in writing prior to vacating the Leased Premises and arrange to meet with Landlord for a joint inspection immediately prior to evacuation. The cost and expense of any repairs necessary to restore the condition of the Leased Premises shall be borne by Tenant. Should Landlord be required to expend any sums to ensure compliance with this Section 5.05, Tenant shall reimburse Landlord within ten (10) days of receipt of notice from Landlord.

         5.06 MAINTENANCE CONTRACT. Tenant shall, at its sole cost and expense, during the Term maintain a regularly scheduled preventative maintenance/service contract on an annual basis with a maintenance contractor for the servicing of all heating, ventilation and air conditioning systems and equipment within or servicing the Leased Premises. The maintenance contractor and contract must be approved by Landlord and must include all services suggested by the equipment manufacturer. A copy of the service contract shall be provided to Landlord within sixty (60) days following the Commencement Date. In the event the service contract is not provided, then Landlord shall have the right, but not the obligation to have the work done and the cost therefor shall be charged to Tenant as Additional Rent and shall become payable by Tenant with the payment of the rent next due hereunder.

                    ARTICLE 6.00 ALTERATIONS AND IMPROVEMENTS

         6.01 LANDLORD IMPROVEMENTS. Landlord will complete the construction of the improvements to the Leased Premises, including installation of any covered carports as shown in the Plans (the "Landlord Improvements"), in accordance with the plans and specifications attached hereto as Exhibit "C", subject to approval by local regulatory authorities (the "Plans"). Any changes or modifications to the Plans must be made and accepted by written change order or agreement signed by Landlord and Tenant and will constitute an amendment to this Lease. Any Landlord Improvements made by Landlord are the property of Landlord and must be surrendered to Landlord upon the termination of this Lease without credit to Tenant. Upon completion of any Landlord Improvements, Landlord shall provide and Tenant shall acknowledge receipt and acceptance of "as-built plans" of all work done in accordance with this Section 6.01. Tenant acknowledges that the cost of any Landlord Improvements shall include the reasonable cost of preparation of the Plans and a construction management fee payable to Landlord of five percent (5%) of the total cost of construction of the Landlord Improvements.

         6.02 TENANT IMPROVEMENTS. Tenant shall not make or allow to be made any alterations or physical additions in or to the Leased Premises ("Tenant Alterations") without complying with all Legal Requirements and without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed Consent may be conditioned upon review and approval of plans and specifications and monitoring of construction by Landlord. Landlord's review of Tenant's plans and specifications and monitoring of construction shall be solely for Landlord's benefit and shall impose no



                                    Page -9-
duty or obligation on Landlord to confirm that the plans and specifications and/or construction comply with any Legal Requirements. Any Tenant Alterations shall be made or performed at Tenant's sole cost and expense by a contractor or contractors acceptable to Landlord and in a good, workmanlike and lien free manner. All Tenant Alterations are the property of Landlord and must be surrendered to Landlord upon the termination of this Lease without credit to Tenant; provided, however, Landlord, at its option, may require Tenant to remove any Tenant Alterations in order to restore the Leased Premises to the condition existing at the time Tenant took possession, all costs of removal to be borne by Tenant, provided notice of such requirement is delivered to Tenant at the time consent for the Tenant Alterations is given. This clause does not apply to moveable equipment or furniture owned by Tenant, which may be removed by Tenant at the end of the Term if no Event of Default then exists and if such equipment and furniture are not then subject to any other rights, liens and interest of Landlord and such removal can be accomplished without material damage to the Leased Premises. Upon completion of any Tenant Alterations, Tenant shall provide Landlord with "as built plans" (on CADD form), copies of all construction contracts and proof of payment for all labor and materials (including lien waivers). To defer the cost to Landlord associated with Tenant Alterations and confirming that such improvements are in accordance with the terms of this Lease and comply with all Legal Requirements, Tenant shall reimburse Landlord upon demand, as Additional Rent, any sums expended by Landlord for third party examination of the architectural, mechanical, electrical and plumbing plans for any Tenant Alterations.

         Tenant, at its own cost and expense and without Landlord's prior approval, may erect such shelves, bins, machinery and trade fixtures (collectively "Trade Fixtures") in the ordinary course of its business provided that such items do not alter the basic character of the Leased Premises, do not overload or damage the Leased Premises, may be removed without injury to the Leased Premises, and the construction, erection, and installation thereof complies with all Legal Requirements and with Landlord's requirements set forth above. Upon expiration or earlier termination or this Lease, Tenant shall remove its Trade Fixtures and shall repair any damage caused by such removal.

                       ARTICLE 7.00 CASUALTY AND INSURANCE

         7.01 SUBSTANTIAL DESTRUCTION. (a) If the Leased Premises or any part thereof are damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. 1) If the Leased Premises are totally destroyed by fire or other casualty, 2) if the Leased Premises are damaged so that rebuilding cannot reasonably be completed within one hundred eighty (180) days after the date of written notification by Tenant to Landlord of the destruction, 3) if the Leased Premises are part of a Building which is substantially destroyed (even though the Leased Premises are not totally or substantially destroyed), 4) if the Leased Premises or Building is damaged by fire or other casualty and applicable law would prevent rebuilding to substantially the condition prior to such fire or casualty, 5) if any mortgagee requires the insurance proceeds payable as a result of such casualty to be applied to the payment of the mortgage debt, 6) the Leased Premises are materially damaged and less than two
(2) years remain on the Term on the date of such casualty, or 7) the insurance proceeds are insufficient to reconstruct the Leased Premises or Building to substantially the same condition prior to such fire or casualty, Landlord may at its option terminate this Lease by providing Tenant written notice thereof within sixty (60) days of such casualty and abate Base Rent and Additional Rent for the unexpired portion of the Term effective as of the date of the written notification.

         (b) If the Leased Premises or any part thereof are damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. (1) If the Leased Premises are totally destroyed by fire or other casualty, (2) if the Leased Premises are damaged so that rebuilding cannot reasonably be completed within one hundred eighty (180) days after the date of written notification by Tenant to Landlord of the destruction, (3) if the Leased Premises are damaged by fire or other casualty and applicable law would prevent rebuilding to substantially the condition prior to such fire or casualty, (4) if the Leased Premises are materially damaged and less than two (2) years remain on the Term on the date of such casualty, and in any of the foregoing situations, the damage is not the result of any act or omission of Tenant, Tenant may at its option terminate this Lease by providing Landlord written notice thereof within thirty (30) days of such casualty and Base Rent and Additional Rent shall abate for the unexpired portion of the Term effective as of the date of the written notification.

         7.02 PARTIAL DESTRUCTION. If this Lease is not terminated under Section 7.01, Landlord shall proceed with reasonable diligence to rebuild or repair the Building and Landlord Improvements, if applicable, to substantially the same condition in which they existed prior to the damage, provided, Tenant agrees that Landlord has no obligation to repair or rebuild any Tenant Alterations or Tenant's furniture,



                                   Page -10-
fixtures or personal property. If the Leased Premises are to be rebuilt or repaired and are untenantable in whole or in part following the damage, Landlord and Tenant agree to adjust the Base Rent and Additional Rent payable under this Lease during the period for which the Leased Premises are untenantable to such an extent as may be fair and reasonable under the circumstances. Landlord and Tenant hereby waive the provisions of any law from time to time in effect during the Term relating to the effect upon leases of partial or total destruction of leased property and agree that their respective rights in the event of damage or destruction are those specifically set forth herein. In no event shall Landlord be required to spend more than the insurance proceeds received by Landlord.

         7.03 PROPERTY INSURANCE. Landlord shall at all times during the Term of this Lease maintain a Fire and Extended Coverage, Vandalism and Malicious Mischief policy of insurance with the premiums paid in advance, issued by and binding upon some solvent insurance company, insuring the Building and Landlord Improvements, if applicable, in an amount equal to the full replacement cost of the Building and Landlord Improvements, if applicable, as of the date of the loss (exclusive of excavation and foundation costs, costs of underground items and costs of parking lot paving and landscaping); provided, Landlord shall not be obligated in any way or manner to insure any Tenant Alterations or any personal property (including, but not limited to, any furniture, machinery, goods or supplies) of Tenant upon or within the Leased Premises, or any fixtures installed or paid for by Tenant upon or within the Leased Premises. Tenant shall have no right in or claim to the proceeds of any policy of insurance maintained by Landlord even if the cost of such insurance is borne by Tenant as set forth in Article 2.00. Notwithstanding the foregoing, in the event Landlord has a net worth in excess of $50,000,000, it shall be entitled to self insure against all risk provided for in this paragraph in lieu of obtaining the insurance set forth herein.

         7.04 WAIVER OF SUBROGATION. ANYTHING IN THIS LEASE TO THE CONTRARY NOT WITHSTANDING, LANDLORD AND TENANT HEREBY WAIVE AND RELEASE EACH OTHER OF AND FROM ANY AND ALL RIGHT OF RECOVERY, CLAIM, ACTION OR CAUSE OF ACTION, AGAINST EACH OTHER, THEIR AGENTS, OFFICERS, EMPLOYEES OR ANY PARTY CLAIMING BY, THROUGH OR UNDER LANDLORD OR TENANT, FOR ANY LOSS OR DAMAGE THAT MAY OCCUR TO THE LEASED PREMISES, IMPROVEMENTS TO THE BUILDING OF WHICH THE LEASED PREMISES ARE A PART, OR PERSONAL PROPERTY WITHIN THE BUILDING, BY REASON OF FIRE, EXPLOSION, OR ANY OTHER OCCURRENCE, REGARDLESS OF CAUSE OR ORIGIN, INCLUDING NEGLIGENCE OF LANDLORD OR TENANT AND THEIR AGENTS, OFFICERS AND EMPLOYEES WHICH LOSS OR DAMAGE IS (OR WOULD HAVE BEEN, HAD THE INSURANCE REQUIRED BY THIS LEASE BEEN MAINTAINED) COVERED BY INSURANCE. LANDLORD AND TENANT AGREE IMMEDIATELY TO GIVE THEIR RESPECTIVE INSURANCE COMPANIES WHICH HAVE ISSUED POLICIES OF INSURANCE COVERING ALL RISK OF DIRECT PHYSICAL LOSS, WRITTEN NOTICE OF THE TERMS OF THE MUTUAL WAIVERS CONTAINED IN THIS SECTION AND TO HAVE THE INSURANCE POLICIES PROPERLY ENDORSED, IF NECESSARY, TO PREVENT THE INVALIDATION OF THE INSURANCE COVERAGES BY REASON OF THE MUTUAL WAIVERS.

         7.05 HOLD HARMLESS. (a) TENANT AGREES THAT LANDLORD IS NOT, AND DURING THE TERM HEREOF WILL NOT BE, LIABLE TO TENANT OR TENANT'S EMPLOYEES, AGENTS, INVITEES, LICENSEES OR VISITORS, OR TO ANY OTHER PERSON, CLAIMING BY, THROUGH OR UNDER TENANT FOR AN INJURY TO PERSON OR DAMAGE TO PROPERTY ON OR ABOUT THE LEASED PREMISES OR FOR LOSS OF OR DAMAGE TO TENANT'S BUSINESS CAUSED BY ANY ACT OR OMISSION OF TENANT OR LANDLORD, THEIR RESPECTIVE AGENTS, SERVANTS OR EMPLOYEES, ANY TENANT IN THE BUILDING AND/OR PROJECT OF WHICH THE LEASED PREMISES ARE A PART, OR OF ANY OTHER PERSON ENTERING UPON THE LEASED PREMISES UNDER EXPRESS OR IMPLIED INVITATION BY TENANT, OR CAUSED BY THE IMPROVEMENTS LOCATED ON THE LEASED PREMISES BECOMING OUT OF REPAIR, THE FAILURE OR CESSATION OF ANY SERVICE PROVIDED BY LANDLORD (INCLUDING HEATING, VENTILATING AND AIR CONDITIONING SYSTEMS, SECURITY SERVICE AND DEVICES) UNLESS CAUSED BY THE GROSSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD. TENANT AGREES TO INDEMNIFY AND HOLD HARMLESS LANDLORD OF AND FROM ANY LOSS, ATTORNEY'S FEES, EXPENSES OR CLAIMS ARISING OUT OF ANY SUCH DAMAGE OR INJURY.



                                   Page -11-

         (b) LANDLORD AGREES THAT TENANT IS NOT, AND DURING THE TERM HEREOF WILL NOT BE, LIABLE TO LANDLORD OR LANDLORD'S EMPLOYEES, AGENTS, INVITEES, LICENSEES OR VISITORS, OR TO ANY OTHER PERSON, CLAIMING BY, THROUGH OR UNDER LANDLORD FOR AN INJURY TO PERSON OR DAMAGE TO PROPERTY ON OR ABOUT THE PROJECT (EXCLUDING THE LEASED PREMISES) OR FOR LOSS OF OR DAMAGE TO LANDLORD'S BUSINESS CAUSED BY ANY ACT OR OMISSION OF LANDLORD OR TENANT, THEIR RESPECTIVE AGENTS, SERVANTS OR EMPLOYEES, OR OF ANY OTHER PERSON ENTERING UPON THE PROJECT (EXCLUDING THE LEASED PREMISES) BY EXPRESS OR IMPLIED INVITATION OF LANDLORD, OR CAUSED BY THE IMPROVEMENTS LOCATED ON THE PROJECT (EXCLUDING THE LEASED PREMISES) BECOMING OUT OF REPAIR UNLESS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR TENANT. LANDLORD AGREES TO INDEMNIFY AND HOLD HARMLESS TENANT OF AND FROM ANY LOSS, ATTORNEY'S FEES, EXPENSES OR CLAIMS ARISING OUT OF ANY SUCH DAMAGE OR INJURY.

         7.06 TENANT'S INSURANCE.

         A. At all times commencing on and after the earlier of the Commencement Date and the date Tenant or its agents, employees or contractors enters the Leased Premises for any purpose, Tenant shall carry and maintain, at its sole cost and expense:

                  1. Commercial General Liability Insurance applicable to the Leased Premises, its appurtenances and Tenant's actions within the Building and Common Areas, providing, on an occurrence basis, a minimum combined single limit of Two Million Dollars ($2,000,000.00), with a contractual liability endorsement covering Tenant's indemnity obligations under this Lease;

                  2. All Risks of Physical Loss Insurance written at full replacement cost value and with a replacement cost endorsement covering all of Tenant's personal property and Tenant Alterations in the Leased Premises; and

                  3. Workers' Compensation Insurance as required by the state in which the Leased Premises is located and in amounts as may be required by applicable statute.

         B. Before any repairs, alterations, additions, improvements, or construction are undertaken by or on behalf of Tenant, Tenant shall carry and maintain, at its expense, or Tenant shall require any contractor performing work on the Leased Premises to carry and maintain, at no expense to Landlord, in addition to Workers' Compensation Insurance, All Risk Builder's Risk Insurance in the amount of the full replacement cost of any alterations, additions or improvements and Commercial General Liability Insurance (including, without limitation, Contractor's Liability coverage, Contractual Liability coverage and Completed Operations coverage,) written on an occurrence basis with a minimum combined single limit of Two Million Dollars ($2,000,000.00) and adding "the named Landlord hereunder (or any successor thereto), and its respective members, principals, beneficiaries, partners, officers, directors, employees, agents and any Mortgagee(s)", and other designees of Landlord as the interest of such designees appear, as additional insureds (collectively referred to as the "Additional Insureds").

         C. Any company writing any insurance which Tenant is required to maintain or cause to be maintained pursuant to the terms of this Lease (all such insurance as well as any other insurance pertaining to the Leased Premises or the operation of Tenant's business therein being referred to as "Tenant's Insurance"), as well as the form of such insurance, are at all times subject to Landlord's reasonable approval, and each such insurance company must have an A.M. Best rating of "A-" or better and be licensed and qualified to do business in the state in which the Leased Premises are located. All policies evidencing Tenant's Insurance (except for Workers' Compensation Insurance) must specify Tenant as named insured and the Additional Insureds as additional insureds. Provided that the coverage afforded Landlord and any designees of Landlord is not reduced or otherwise adversely affected, all of Tenant's Insurance may be carried under a blanket policy covering the Leased Premises and any other of Tenant's locations. All policies of Tenant's Insurance must contain endorsements requiring that the insurer(s) give Landlord and its designees at least thirty
(30) days' advance written notice of any change, cancellation, termination or lapse of said insurance. Tenant shall be solely responsible for payment of premiums for all



                                   Page -12-
of Tenant's Insurance. Tenant shall deliver to Landlord at least fifteen (15) days prior to the time Tenant's Insurance is first required to be carried by Tenant, and upon renewals at least fifteen (15) days prior to the expiration of any such insurance coverage, certificates evidencing all policies procured by Tenant in compliance with its obligations under this Lease. The limits of Tenant's Insurance do not in any manner limit Tenant's liability under this Lease.

         D. Tenant shall not do or fail to do anything in, upon or about the Leased Premises which will (1) violate the terms of any of Landlord's insurance policies; (2) prevent Landlord from obtaining policies of insurance acceptable to Landlord or any Mortgagees; or (3) result in an increase in the rate of any insurance on the Leased Premises, the Building, any other property of Landlord or of others within the Building. In the event of the occurrence of any of the events set forth in this Section, Tenant shall pay Landlord upon demand, as Additional Rent, the cost of the amount of any increase in any such insurance premium, provided that the acceptance by Landlord of such payment may not be construed to be a waiver of any rights by Landlord in connection with a default by Tenant under the Lease. If Tenant fails to obtain the insurance coverage required by this Lease, Landlord may, at its option, obtain such insurance for Tenant, and Tenant shall pay, as Additional Rent, the cost of all premiums thereon and all of Landlord's costs associated therewith.

                            ARTICLE 8.00 CONDEMNATION

         8.01 SUBSTANTIAL TAKING. (a) If all or a substantial portion of the Leased Premises or a substantial portion of the Building (even though the Leased Premises are not taken) are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Leased Premises or the Building for the purpose for which it is then being used, then Landlord may, but is not required to, terminate this Lease and abate Base Rent and Additional Rent during the unexpired portion of this Lease effective on the date title or physical possession is taken by the condemning authority, whichever occurs first.

         (b) If all or a substantial portion of the Leased Premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right or eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Leased Premises for the purpose for which it is then being used, then Tenant may, but is not required to, terminate this Lease and Base Rent and Additional Rent shall abate during the unexpired portion of this Lease effective on the date title or physical possession is taken by the condemning authority, whichever occurs first.

         8.02 PARTIAL TAKING. If a portion of the Leased Premises or a portion of the Building are taken as set forth in Section 8.01 above and this Lease is not terminated as provided above, Landlord shall, at Landlord's sole risk and expense, restore and reconstruct the Leased Premises and Landlord Improvements, if applicable, to the extent necessary to make it reasonably tenantable, provided, if the damages received by Landlord are insufficient to cover the costs of restoration, Landlord may terminate this Lease. Landlord shall have no obligation to restore any Tenant Alterations. The Base Rent and Additional Rent payable under this Lease during the unexpired portion of the Term will be adjusted to such an extent as is fair and reasonable under the circumstances.

         8.03 In the event of any taking as set forth above, Tenant may seek a separate award for any loss of improvements made or paid for by Tenant, its personal property, and its moving expenses (so long as no such claim diminishes Landlord's claim or award), but all other claims of any nature shall belong to Landlord. In the event Tenant does not receive such a separate award, Landlord shall be entitled to receive any and all sums awarded for the taking.

         8.04 Notwithstanding anything herein to the contrary, if the holder of any indebtedness secured by a mortgage or deed of trust covering the Building and/or Project requires that the condemnation proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is imposed.

                       ARTICLE 9.00 ASSIGNMENT OR SUBLEASE

         9.01 LANDLORD ASSIGNMENT. Landlord is entitled to sell, transfer or assign, in whole or in part, its



                                   Page -13-
rights and obligations under this Lease and in the Leased Premises. Any such sale, transfer or assignment shall, upon delivery to Tenant of a written assumption by the transferee of Landlord's obligations hereunder, release Landlord from all liabilities under this Lease arising after the date of such sale, assignment or transfer, and Tenant agrees to look solely to the successor in interest of Landlord for the performance of such obligation.

         9.02 TENANT ASSIGNMENT. Tenant shall not assign, in whole or in part, this Lease, or allow it to be assigned, in whole or in part, by operation of law or otherwise (including without limitation, if Tenant's voting securities are not traded on any national securities exchange, by transfer of more than a fifty percent (50%) interest in Tenant in a single transaction or in a series of transactions, which transfer will be deemed an assignment) or mortgage or pledge the same or sublet the Leased Premises, in whole or in part, without the prior written consent of Landlord which consent shall not be unreasonably withheld, conditioned or delayed. In no event will any such assignment or sublease ever release Tenant or any guarantor from any obligation or liability hereunder.

         9.03 CONDITIONS OF ASSIGNMENT. If Tenant desires to assign or sublet all or any part of the Leased Premises it must so notify Landlord at least thirty (30) days in advance of the date on which Tenant desires to make such assignment or sublease. Tenant shall provide Landlord with a copy of the proposed assignment or sublease and such information as Landlord might request concerning the proposed subtenant or assignee to allow Landlord to make informed judgments as to the financial condition, reputation, operations and general desirability of the proposed subtenant or assignee. Within fifteen (15) days after Landlord's receipt of Tenant's proposed assignment or sublease and all required information concerning the proposed subtenant or assignee, Landlord is entitled to exercise any of the following options: (1) consent to the proposed assignment or sublease, pursuant to a Consent Agreement on a form approved by Landlord in its reasonable discretion, and, if the rent due and payable by any assignee or subtenant under any such permitted assignment or sublease (or a combination of the rent payable under such assignment or sublease plus any bonus or any other consideration or any payment incident thereto) exceeds the rent payable under this Lease for such space, Tenant shall pay to Landlord fifty percent (50%) of such excess rent and other excess consideration immediately upon receipt thereof by Tenant, after deducting therefrom all costs and expenses incurred by Tenant in connection with such assignment or sublease, or (2) refuse, in its reasonable discretion and judgment, to consent to the proposed assignment or sublease. If Landlord exercises option (1) above, and thereafter an Event of Default occurs, Landlord, in addition to any other remedies provided by this Lease or provided by law, may, at its option, collect directly from the assignee or subtenant all rents becoming due to Tenant by reason of the assignment or sublease, and Landlord will be entitled to a security interest in all property located on the Leased Premises to secure payment of such sums. Tenant agrees that any collection directly by Landlord from the assignee or subtenant may not be construed as, or constitute, a novation or a release of Tenant or any guarantor from the further performance of its obligations under this Lease. As a condition to a request for Landlord's review of any assignment or sublease, Tenant must pay Landlord all reasonable out-of-pocket legal fees and expenses incurred by Landlord in connection with the review by Landlord of Tenant's requested assignment or sublease together with any reasonable out-of-pocket legal fees and disbursements incurred in the preparation and/or review of any documentation required by the requested assignment or sublease within five (5) days of demand for payment thereof, provided Tenant's responsibilities for such amounts shall not exceed $1,000.

         9.04 SUBORDINATION. Tenant accepts this Lease subject and subordinate to any recorded mortgage or deed of trust lien or assignment of leases and rents presently existing or hereafter created upon the Building or Project (provided, however, that any such mortgagee may, at any time, subordinate such mortgage, deed of trust or other lien or assignment of leases and rents to this Lease) and to any renewals thereof. Tenant agrees that this clause is self-operative and no further instrument of subordination is required to effect such subordination. Tenant also agrees upon demand to execute additional instruments subordinating this Lease as Landlord may require. If the interests of Landlord under this Lease are transferred by reason of foreclosure or other proceedings for enforcement of any first mortgage or deed of trust lien or assignment of leases and rents on the Leased Premises, Tenant agrees to be bound to the transferee (sometimes called the "Purchaser"), under the terms, covenants and conditions of this Lease for the balance of the term remaining, including any extensions or renewals, with the same force and effect as if the Purchaser were Landlord under this Lease, and, if requested by the Purchaser, Tenant agrees to attorn to the Purchaser, including the first mortgagee under any such mortgage if it be the Purchaser, as its landlord, provided, in either event such Purchaser agrees to recognize the rights of Tenant hereunder as long as no Event of Default exists. Upon transfer of Landlord's interest to Purchaser, Purchaser shall not be 1) subject to any credit, demand, claim, counterclaim, offset or defense which theretofore accrued to Tenant against Landlord; 2) liable for any previous act or omission of Landlord, 3) unless consented to by



                                   Page -14-

Landlord's lender, bound by any previous modification of the Lease or prepayment of more than one month's Base Rent or Additional Rent in advance; 4) required to account for any Security Deposit unless actually delivered to Landlord's lender by Landlord; 5) bound by any obligation to make any payment or grant any credit except as specifically provided for in this Lease; and 6) responsible for any monies owing to Tenant by Landlord.

         9.05 ESTOPPEL CERTIFICATES. Tenant agrees to furnish, from time to time, within five (5) days after receipt of a request from Landlord, Landlord's mortgagee or any potential purchaser of the Building or Project, a statement certifying, if applicable, the following (noting any variances): Tenant is in possession of the Leased Premises; the Leased Premises are acceptable; the Lease is in full force and effect; the Lease is unmodified; Tenant claims no present charge, lien, or claim of offset against Base Rent; the Base Rent is paid for the current month, but is not prepaid for more than one month and will not be prepaid for more than one month in advance; to Tenant's knowledge, there is no existing default by reason of some act or omission by Landlord; and such other matters as may be reasonably required by Landlord, Landlord's mortgagee or any potential purchaser. Any notice and cure provisions set forth in any other part of this Lease do not apply to a default of this section 9.05.

                               ARTICLE 10.00 LIENS

         10.01 LANDLORD'S LIEN. As security for payment of Base Rent, Additional Rent and damages, Tenant hereby grants to Landlord a lien upon all property of Tenant now or subsequently located upon the Leased Premises and Tenant agrees not remove such property from the Leased Premises except in the ordinary course of business, provided at the time of such removal no Event of Default exists. If an Event of Default exists, Landlord may enter upon the Leased Premises, by picking or changing locks if necessary, and take possession of all or any part of the personal property, and may sell all or any part of the personal property at a public or private sale, in one or successive sales, with or without notice, to the highest bidder for cash, on behalf of Tenant and convey all of Tenant's title and interest in the personal property sold. The proceeds of the sale of the personal property shall be applied by Landlord toward the reasonable costs and expenses of the sale, including attorney's fees, and then toward the payment of all sums then due by Tenant to Landlord under the terms of this Lease. Any excess remaining will be paid to Tenant or any other person entitled thereto by law.

         10.02 UNIFORM COMMERCIAL CODE. This Lease is intended as and constitutes a security agreement within the meaning of the Uniform Commercial Code of the state in which the Leased Premises are situated. Landlord, in addition to the rights prescribed in this Lease, is entitled to all of the rights, titles, liens and interests in and to Tenant's property, now or hereafter located upon the Leased Premises, which may be granted a secured party, as that term is defined, under the Uniform Commercial Code to secure to Landlord payment of all sums due and the full performance of all Tenant's covenants under this Lease. Tenant shall on request execute and deliver to Landlord a financing statement for the purpose of perfecting Landlord's security interest under this Lease or Landlord may file this Lease or a copy thereof as a financing statement. Unless otherwise provided by law and for the purpose of exercising any right pursuant to this section, Landlord and Tenant agree that any applicable requirement of reasonable notice is met if such notice is given by ten (10) days advance written notice, sent by certified mail, return receipt requested, to Landlord or Tenant at the addresses specified herein.

                       ARTICLE 11.00 DEFAULT AND REMEDIES

         11.01 DEFAULT BY TENANT. The following events constitute an Event of Default by Tenant under this Lease:

         (a) Tenant fails to pay when due any installment of Base Rent, Taxes and Insurance, Operating Expenses or Additional Rent within ten (10) days of delivery of notice of such failure by Landlord;

         (b) Tenant fails to comply with any term, provision or covenant of this Lease, other than the payment of Base Rent or Additional Rent and such failure continues in excess of thirty (30) days after delivery of notice of failure by Landlord, or such additional time as may be reasonably necessary provided Tenant commences and diligently prosecutes cure of such failure, but in no event in excess of ninety (90) days;

         (c) Tenant or any guarantor of Tenant's obligations hereunder files, causes to be filed or has filed



                                   Page -15-
against it a petition in bankruptcy or is adjudged bankrupt or insolvent under any applicable federal or state bankruptcy or insolvency law, or admits that it cannot meet its financial obligations as they become due; or a receiver or trustee is appointed for all or substantially all of the assets of Tenant or such guarantor; or Tenant or any guarantor of Tenant's obligations hereunder makes a transfer in fraud of creditors or makes an assignment for the benefit of creditors; or

         (d) Tenant does or permits to be done any act which results in a lien (of any nature) being filed against the Leased Premises, the Building or Project, and does not cause such lien to be bonded around or discharged or recode within thirty (30) days following such filing.

         11.02 REMEDIES FOR TENANT'S DEFAULT. During the continuation of any Event of Default, Landlord is entitled to pursue any one or more of the remedies set forth herein without any notice or demand.

         (1) Without declaring the Lease terminated, Landlord may enter upon and take possession of the Leased Premises, by picking or changing locks if necessary, and lock out, expel or remove Tenant and any other person who may be occupying all or any part of the Leased Premises without being liable for any claim for damages, and relet the Leased Premises on behalf of Tenant and receive the rent directly by reason of the reletting. Tenant agrees to pay Landlord on demand any deficiency that may arise by reason of any reletting of the Leased Premises as such deficiencies occur from time to time; further, Tenant agrees to reimburse Landlord for any expenditures made by it in order to relet the Leased Premises, including, but not limited to, leasing commissions, lease incentives, remodeling and repair costs and reasonable attorney's fees.

         (2) Without declaring the Lease terminated, Landlord may enter upon the Leased Premises, by picking or changing locks if necessary, without being liable for any claim for damages, and do whatever Tenant is obligated to do under the terms of this Lease. Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease including reasonable attorney's fees.

         (3) Landlord may terminate this Lease, in which event Tenant shall immediately surrender the Leased Premises to Landlord, and if Tenant fails to surrender the Leased Premises, Landlord may, without prejudice to any other remedy which it may have for possession or arrearage in rent, enter upon and take possession of the Leased Premises, by picking or changing locks if necessary, and lock out, expel or remove Tenant and any other person who may be occupying all or any part of the Leased Premises without being liable for any claim for damages. Tenant agrees to pay on demand the amount of all loss and damage which Landlord may suffer by reason of the termination of this Lease under this section, including without limitation, loss and damage due to the failure of Tenant to maintain and or repair the Leased Premises as required hereunder and/or due to the inability to relet the Leased Premises on terms satisfactory to Landlord or otherwise, and any expenditures made by Landlord in order to relet the Leased Premises, including, but not limited to, leasing commissions, lease incentives, and remodeling and repair costs. In addition, upon termination Landlord may collect from Tenant the value of all future rentals required to be paid under this Lease from the date Landlord terminates the Lease until the original Termination Date in accordance with applicable law. Notwithstanding anything contained in this Lease to the contrary, this Lease may be terminated by Landlord only by mailing or delivering written notice of such termination to Tenant, and no other act or omission of Landlord constitutes a termination of this Lease.

         (4) If Landlord exercises its remedy to lock out Tenant in accordance with any provision of this Lease, Tenant agrees that no notice is required to be posted by Landlord on any door to the Leased Premises (or elsewhere) disclosing the reason for such action or any other information, and that Landlord is not obligated to provide a key to the changed lock to Tenant unless Tenant has first:

                  (I) brought current all payments due to Landlord under this Lease (unless Landlord has permanently repossessed the Leased Premises or terminated this Lease, in which event payment of all past due amounts will not obligate Landlord to provide a key);

                  (II) fully cured and remedied to Landlord's satisfaction all other Events of Default; and

                  (III) provided Landlord with additional security deposit and assurances satisfactory to Landlord that Tenant intends to and is able to meet and comply with its future obligations under this Lease, both monetary and non-monetary.



                                   Page -16-

         Upon compliance with the foregoing, Landlord shall, upon written request by Tenant, at Landlord's convenience, upon receipt by Landlord of an amount necessary to reimburse itself for time and expense in providing such service, and upon Tenant's execution and delivery of such waivers and indemnifications as Landlord may require at Landlord's option either:

                  (i) escort Tenant or its specifically authorized employees or agents to the Leased Premises to retrieve personal belongings of Tenant's employees and property of Tenant that is not subject to a Security Interest provided in this Lease, or

                  (ii) obtain from Tenant a list of such property and arrange for such items to be removed from the Leased Premises and made available to Tenant at such place at such time as Landlord may designate, provided however, that if Landlord elects option (ii), then Tenant must pay in cash in advance to Landlord the estimated costs that Landlord may incur upon moving and storage charges theretofore incurred by Landlord with respect to such property.

         (5) THE PROVISIONS OF THIS ARTICLE ARE INTENDED TO OVERRIDE AND SUPERSEDE ANY CONFLICTING PROVISIONS OF THE TEXAS PROPERTY CODE AND ANY AMENDMENTS OR SUCCESSOR STATUTES THERETO, AND OF ANY OTHER LAW, TO THE MAXIMUM EXTENT PERMITTED BY THE LAW.

         (6) Notwithstanding any other remedy set forth in this Lease, if Landlord has provided any tenant improvement allowance, and Tenant fails to take possession of the Leased Premises on the Commencement Date or otherwise allows an Event of Default to exist at any time during the Term, any unamortized tenant improvement allowance, will be due and payable immediately.

         (7) Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Leased Premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise.

         (8) All of Landlord's rights and remedies set forth herein are cumulative and pursuit of any remedy specified in this Lease will not constitute an election to pursue that remedy only, nor preclude Landlord from pursuing any other remedy available at law or in equity, nor constitute a forfeiture or waiver of any rent or other amount due to Landlord as described herein.

         (9) If Tenant or any guarantor of Tenant's obligations hereunder is the subject of any insolvency, bankruptcy, receivership, dissolution, reorganization or similar proceeding, federal or state, voluntary or involuntary, under any present or future law or act, Landlord is entitled to the automatic and absolute lifting of any automatic stay as to the enforcement of its remedies under this Lease, including specifically the stay imposed by Section 362 of the United States Federal Bankruptcy Code, as amended. Tenant hereby consents to the immediate lifting of any such automatic stay, and may not contest any motion by Landlord to lift such stay. Tenant expressly acknowledges that the Leased Premises is not now and will never be necessary to any plan or reorganization of any type.

         (10) LANDLORD WILL NOT BE LIABLE FOR ANY CLAIMS OR LIABILITIES ARISING FROM LANDLORD'S EXERCISE OF ITS REMEDIES SET FORTH HEREIN UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, INCLUDING, WITHOUT LIMITATION, CLAIMS OR LIABILITIES ARISING FROM LANDLORD'S OWN NEGLIGENCE.

         11.03 LANDLORD'S DEFAULT. Landlord shall not be in default of this Lease unless Landlord fails to perform any of its obligations hereunder within thirty (30) days after receipt of written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of thirty (30) days, then after such period of time as is reasonably necessary), with notice to Landlord's mortgagee as provided in Section 14.12. All obligations of Landlord hereunder shall be construed as covenants, not conditions and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord's obligations hereunder. Any liability of Landlord under this Lease shall be limited solely to its interest in the Building or Project, and in no event shall any personal liability be asserted against Landlord in connection with this Lease nor shall any recourse be had to any other property or assets of Landlord, its affiliates or any officer, director or employee of the foregoing.



                                   Page -17-

                            ARTICLE 12.00 INDEMNITIES

         12.01 TENANT'S INDEMNITIES. TO THE FULL EXTENT PERMITTED BY LAW AND THIS LEASE, TENANT WILL INDEMNIFY AND DEFEND LANDLORD AGAINST ALL LIABILITIES AND CLAIMS AND THE COSTS AND EXPENSES THEREOF, ARISING OUT OF (i) ANY ACT OR OMISSION OF TENANT, INCLUDING WITHOUT LIMITATION TENANT'S CONDUCT OF BUSINESS IN THE LEASED PREMISES OR THE PROJECT, (II) ANY ALLEGED OR ACTUAL VIOLATION OR FAILURE TO COMPLY WITH ANY LEGAL REQUIREMENT, (III) ANY BREACH, VIOLATION OR NON-PERFORMANCE OF ANY OBLIGATION OF TENANT UNDER THIS LEASE, OR (IV) ANY MISREPRESENTATION CONNECTED WITH THE LEASE MADE BY TENANT OR ANY GUARANTOR.

         12.02 LANDLORD'S INDEMNITIES. To the full extent permitted by law and this Lease (AND EXCEPT TO THE EXTENT WAIVED AND RELEASED BY SECTION 7.04 AND 7.05), LANDLORD will indemnify and defend TENANT against all liabilities and claims and the costs and expenses thereof, arising out of (i) any act or omission of LANDLORD, including without limitation LANDLORD'S conduct of business in the BUILDING or the Project, (ii) any actual violation or failure to comply with any Legal Requirement BY LANDLORD, (iii) any breach, violation or non-performance of any obligation of LANDLORD under this Lease, or (iv) any misrepresentation connected with the Lease made by LANDLORD.

                                  ARTICLE 13.00
                                    RESERVED

                           ARTICLE 14.00 MISCELLANEOUS

         14.01 WAIVER. Failure of Landlord to declare an Event of Default immediately upon its occurrence, or delay in taking any action (including enforcement of remedies) in connection with an Event of Default, does not constitute and shall not be deemed a waiver of the Event of Default, and Landlord is entitled to declare the Event of Default at any time and take such action as is lawful or authorized under this Lease.

         No act or thing done by Landlord or its agents during the Term may be deemed an acceptance of an attempted surrender of the Leased Premises, and no agreement to accept a surrender of the Leased Premises will be valid unless made in writing and signed by Landlord. No reentry or taking possession of the Premises by Landlord may be construed as an election on its part to terminate this Lease, unless a written notice of such intention, signed by Landlord, is given by Landlord to Tenant. Notwithstanding any such reletting or reentry or taking possession, Landlord may at any time thereafter elect to terminate this Lease for a continuing previous Event of Default. Tenant and Landlord agree that Landlord's acceptance of rent following an Event of Default hereunder will not constitute Landlord's waiver of such Event of Default. The failure of Landlord to enforce any of the Rules and Regulations against Tenant or any other tenant in the Building will not constitute a waiver of any such Rules and Regulations. No waiver of any provision of this Lease is effective unless such waiver is in writing and signed by Landlord.

         14.02 ACT OF GOD OR FORCE MAJEURE. An "act of God" or "force majeure" is defined for purposes of this Lease as strikes, lockouts, sitdowns, material or labor restrictions by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire, storms, weather (including wet grounds or inclement weather which prevents construction), acts of the public enemy, wars, insurrections and any other cause not reasonably within the control of a party and which by the exercise of due diligence a party is unable, wholly or in part, to prevent or overcome. Neither Landlord or Tenant is required to perform any non-financial covenant or obligation in this Lease, or be liable in damages to the other party, so long as the performance or non-performance of the covenant or obligation is delayed, caused or prevented by an act of God, force majeure or by the other party.

         14.03 ATTORNEY'S FEES. The prevailing party in any litigation between the parties with respect to the terms, covenants, agreements or conditions of this Lease, shall be entitled to recover as part of its judgment, reasonable attorney's fees and costs and expenses incurred therein.



                                   Page -18-

         14.04 SUCCESSORS. This Lease applies to, is binding upon and inures to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and assigns.

         14.05 RENT TAX. If applicable in the jurisdiction where the Leased Premises are situated, Tenant shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Landlord by Tenant under the terms of this Lease. Any such payment must be paid concurrently with the payment of the Base Rent, Taxes and Insurance, Operating Expenses or other charge upon which the tax is based as set forth above.

         14.06 CAPTIONS. The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of any section.

         14.07 NOTICE. All rent and other payments required to be made by Tenant shall be paid to Landlord at the address set forth in Section 1.05 or at such other address as Landlord may specify from time to time by written notice. All payments required to be made by Landlord to Tenant are payable to Tenant at the address set forth in Section 1.05 or at any other address within the continental United States as Tenant may specify from time to time by written notice. For purposes hereof, any notice or document required or permitted to be delivered by the terms of this Lease (other than delivery of rental payments) will be deemed to be delivered upon the earlier of actual receipt or (whether or not actually received) when deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at the respective addresses set forth in Section 1.05. Rental payments are deemed received only upon actual receipt. Unless specifically authorized herein, any notice delivered via facsimile transmission will not satisfy a requirement to give notice under the terms of this Lease.

         14.08 SUBMISSION OF LEASE. Submission of this Lease to Tenant for signature does not constitute a reservation of space or an option or offer to lease. This Lease is not deemed effective until execution by and delivery to both Landlord and Tenant.

         14.09 REPRESENTATIONS, WARRANTIES AND COVENANTS OF TENANT. (a) Tenant represents, warrants and covenants that it is now in a solvent condition; that no bankruptcy or insolvency proceedings are pending or contemplated by or against Tenant or any guarantor of Tenant's obligations under this Lease; that all reports, statements and other data furnished by Tenant to Landlord in connection with this Lease are true and correct in all material respects; that the execution and delivery of this Lease by Tenant does not contravene, result in a breach of, or constitute a default under any contract or agreement to which Tenant is a party or by which Tenant may be bound and does not violate or contravene any law, order, decree, rule or regulation to which Tenant is subject; and that there are no judicial or administrative actions, suits, or proceedings pending or threatened against or affecting Tenant or any guarantor of Tenant's obligations under this lease. If Tenant is a corporation, limited liability company or partnership, each of the persons executing this lease on behalf of Tenant represents and warrants that Tenant is duly organized and existing, is qualified to do business in the state in which the Leased Premises are located, has full right and authority to enter into this Lease, that the persons signing on behalf of Tenant are authorized to do so by appropriate corporate, company or partnership action and that the terms, conditions and covenants in this Lease are enforceable against Tenant. If Tenant is a corporation, limited liability company or partnership, Tenant, upon Landlord's request, will deliver evidence satisfactory to Landlord that the execution and delivery of this Lease has been duly authorized and properly executed.

         (b) Representations, Warranties and Covenants of Landlord. Landlord represents, warrants and covenants that it is now in a solvent condition; that no bankruptcy or insolvency proceedings are pending or contemplated by or against Landlord that all reports, statements and other data furnished by Landlord to Tenant in connection with this Lease are true and correct in all material respects; that the execution and delivery of this Lease by Landlord does not contravene, result in a breach of, or constitute a default under any contract or agreement to which Landlord is a party or by which Landlord may be bound and does not violate or contravene any law, order, decree, rule or regulation to which Landlord is subject; and that there are no judicial or administrative actions, suits, or proceedings pending or threatened against or affecting Landlord. Landlord represents and warrants that it is duly organized and existing, is qualified to do business in the state in which the Leased Premises are located, has full right and authority to enter into this Lease, that the persons signing on behalf of Landlord are authorized to do so by appropriate corporate, company or partnership action and that the terms, conditions and covenants in this Lease are enforceable against Landlord.



                                   Page -19-

         14.10 SEVERABILITY. If any provision of this Lease or the application thereof to any person or circumstance is rendered invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances remains unaffected thereby and continues to be enforced to the greatest extent permitted by law.

         14.11 SURVIVAL. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term, including, without limitation, all payment obligations and all obligations concerning the condition of the Leased Premises.

         14.12 NOTICE TO MORTGAGEES. Tenant shall serve written notice of any claimed default or breach by Landlord under this Lease upon any such mortgagee, and no notice to Landlord will be effective unless such notice is served upon said mortgagee; notwithstanding anything to the contrary contained herein, Tenant agrees to allow such mortgagee the same period following receipt of such notice to cure such default or breach as is afforded Landlord; provided, in the event it is necessary for said such mortgagee to foreclose on the property of which the Leased Premises are a part in order to cure such default, such mortgagee will be entitled to such additional time as is necessary to cure such default provided such default is cured within sixty (60) days of the last day for cure originally set forth in this Lease.

         14.13 NO RECORDATION. Neither Landlord nor Tenant shall record this Lease without the prior written consent of the other party.

         14.14 COUNTERPARTS. This Lease may be executed in two or more counterparts, and it is not necessary that any one of the counterparts be executed by all of the parties hereto. Each fully or partially executed counterpart constitutes an original, but all such counterparts taken together constitute but one and the same instrument.

         14.15 GOVERNING LAW/VENUE. THIS LEASE MUST BE CONSTRUED UNDER AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA AS APPLICABLE TO TRANSACTIONS WITHIN THE STATE OF TEXAS. TENANT HEREBY SUBMITS TO THE JURISDICTION OF ANY COURT OF COMPETENT JURISDICTION SITTING IN DALLAS COUNTY, TEXAS.

         14.16 BROKER. Tenant represents and warrants that Tenant has dealt with no broker except Swearingen Realty Group ("Broker"), and that, insofar as Tenant knows, no other broker negotiated this Lease or is entitled to any commission in connection herewith. Landlord agrees to indemnify and hold Tenant harmless from and against any liabilities or claims arising with respect to Broker or any other broker or similar parties whose claim arises by, through or on behalf of Landlord. Tenant agrees to indemnify and hold Landlord harmless from and against any liabilities or claims (and costs of defending against and investigating such claims) of any other broker or similar parties whose claim arises by, through or on behalf of Tenant.

         14.17 PUBLICATION. Tenant hereby agrees that Landlord may, but is not required, at no cost to Tenant, to publicize and/or advertise the execution of this Lease and the related transaction. Tenant will not disclose the terms of this Lease to any other tenants in the Building or Project.

         14.18 DTPA WAIVER. TENANT WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES - CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF TENANT'S OWN SELECTION, TENANT VOLUNTARILY CONSENTS TO THIS WAIVER WITH RESPECT TO THIS LEASE AND THE PROPERTY LEASED UNDER THIS LEASE. TENANT IS VOLUNTARILY AGREEING TO THE WAIVER OF CONSUMER RIGHTS PROVISION AND CONSIDERS IT BINDING AND ENFORCEABLE; NO STATEMENT OR REPRESENTATION BY LANDLORD, OR ANY ATTORNEY OR OTHER REPRESENTATIVE ACTING ON ITS BEHALF, HAS INFLUENCED OR INDUCED TENANT TO AGREE TO THE WAIVER OF CONSUMER RIGHTS PROVISION.

         14.19 CONSTRUCTION OF LEASE. Tenant declares that Tenant has read and understands all parts of this Lease, including all printed parts hereof. It is agreed that, in the construction and interpretation of the terms of this Lease, the rule of construction that a document is to be construed most strictly against the



                                   Page -20-
party who prepared the same will not be applied, it being agreed that both parties hereto have participated in the preparation of the final form of this Lease. Wherever in this Lease provision is made for liquidated damages, it is because the parties hereto acknowledge and agree that the determination of actual damages (of which such liquidated damages are in lieu) is speculative and difficult to determine; the parties agree that liquidated damages herein are not a penalty.

         14.20 FINANCIAL STATEMENTS. Tenant acknowledges that it has provided Landlord with its financial statement(s) as a primary inducement to Landlord's agreement to lease the Leased Premises to Tenant, and that Landlord has relied on the accuracy of said financial statement(s) in entering into this Lease. Tenant represents and warrants that the information contained in said financial statement(s) is true, complete and correct in all material aspects, and agrees that the foregoing representations are conditions to all of Landlord's obligations under this Lease.

         At the request of Landlord (only upon the sale or refinancing of the Building or Project, upon any extension or renewal hereof, or upon any Event of Default), Tenant shall, not later than thirty (30) days following such request, furnish to Landlord a financial statement of Tenant as of the end of the prior fiscal quarter and year accompanied by a statement of income and expense for such quarter and year then ended, together with a certificate of the chief financial officer, owner or partner of Tenant to the effect that the financial statements have been prepared in conformity with accounting principles consistently applied and fairly present the financial condition and results of operations of Tenant as of and for the periods covered.

         14.21 TIME OF ESSENCE. With respect to all required acts of Landlord and Tenant, time is of the essence of this Lease.

         14.22 JOINT AND SEVERAL LIABILITY. If there is more than one Tenant, the obligations hereunder imposed upon Tenant are joint and several. If there is a guarantor(s) of Tenant's obligations hereunder, the obligations of Tenant are joint and several obligations of Tenant and each such guarantor, and Landlord need not first proceed against Tenant hereunder before proceeding against each such guarantor, nor will any such guarantor be released from its guarantee for any reason whatsoever, including, without limitation, any amendment of this Lease, any forbearance by Landlord or waiver of any of Landlord's rights, the failure to give Tenant or any such guarantor any notices, or the release of any party liable for the payment or performance of any of Tenant's obligations hereunder.

         14.23 BUILDING NAME AND ADDRESS. Landlord reserves the right at any time to change the name by which the Building is designated and its address, and Landlord has no obligation or liability whatsoever for costs or expenses incurred by Tenant as a result of such name change or address change of the Building.

         14.24 TAXES AND TENANT'S PROPERTY. Tenant is solely liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

         14.25 CONSTRUCTIVE EVICTION. Tenant is not entitled to claim a constructive eviction from the Leased Premises unless Tenant has first notified Landlord in writing of the condition giving rise thereto, and, if the complaints are justified, unless Landlord has failed to remedy such conditions within reasonable time after receipt of said notice.

         14.26 EXHIBITS. All exhibits, attachments, riders and addenda referred to in this Lease are incorporated herein and made a part hereof for all intents and purposes.

              ARTICLE 15.00 AMENDMENT AND LIMITATION OF WARRANTIES

         15.01 ENTIRE AGREEMENT. IT IS EXPRESSLY AGREED BY TENANT, AS A MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS LEASE, THAT THIS LEASE, WITH THE SPECIFIC REFERENCES TO WRITTEN EXTRINSIC DOCUMENTS, IS THE ENTIRE AGREEMENT OF THE PARTIES; THAT THERE ARE, AND WERE, NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS OR PROMISES PERTAINING TO THIS LEASE OR TO THE EXPRESSLY MENTIONED WRITTEN EXTRINSIC DOCUMENTS NOT INCORPORATED IN WRITING IN THIS LEASE.



                                   Page -21-

         15.02 AMENDMENT. THIS LEASE MAY NOT BE ALTERED, WAIVED, AMENDED OR EXTENDED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY LANDLORD AND TENANT AND BY ANY MORTGAGEE AS TO THE ITEMS DESCRIBED IN SECTION 14.12.

         15.03 LIMITATION OF WARRANTIES. LANDLORD AND TENANT EXPRESSLY AGREE THAT THERE ARE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE, AND THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.

         15.04 WAIVER OF JURY TRIAL. LANDLORD AND TENANT HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT NOW OR HEREAFTER EXISTS WITH REGARD TO THIS LEASE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY LANDLORD AND TENANT, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LANDLORD OR TENANT IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

                         ARTICLE 16.00 OTHER PROVISIONS

         16.01 TENANT FINISH ALLOWANCE FOR LANDLORD CONSTRUCTION OF LANDLORD IMPROVEMENTS. Landlord shall provide Tenant an interior finish allowance (the "Tenant Finish Allowance") of $$5.00 per square foot of the Leased Premises for the Landlord Improvements. Upon, completion and approval by Landlord and Tenant of the Plans in accordance with Section 6.01 hereof, Landlord shall price the Plans at the best competitive prices available for projects of similar size, location and timing. In the event the cost of the Landlord Improvements called for by the Plans (including the reasonable cost associated with the preparation of the Plans and Landlord's construction management fee) exceeds $$5.00 per square foot of the Leased Premises, Landlord shall notify Tenant in writing, at which point Tenant shall deposit the excess amount with Landlord, who in turn shall deposit such amount into an interest bearing account with a national financial association, selected by Landlord. All interest earned on such account shall be for Tenant's benefit. Funds from this account shall be disbursed exclusively for the Landlord Improvements, such disbursement to be commenced once the cost of the Landlord Improvements as constructed have exceeded $$5.00 per square foot of the Leased Premises. Disbursements shall be made from time to time but at least every two (2) weeks, based on the progress of the work as certified by Landlord's architect, such certification to be in a form as may be reasonably required by Landlord. To the extent that all funds in excess of $$5.00 per square foot of the Leased Premises (including accrued interest thereon) are not used for the Landlord Improvements, they shall be returned to Tenant within thirty (30) days following completion of Landlord Improvements.

         16.02 RENEWAL OPTION. Provided no Event of Default exists either on the date Tenant gives Landlord the renewal notice required below or at the end of the Term of this Lease, Tenant, but not any assignee or subtenant of Tenant, shall have the right to renew this Lease for one (1) additional term of sixty
(60) months, upon the same terms and conditions contained in this Lease except:
(i) the renewal term will contain no further renewal options unless expressly granted by Landlord in writing; and (ii) the Base Rent for the Leased Premises shall be equal to the Base Rent for the last month of the Term times 1.15 (i.e. 115%).

         If Tenant desires to renew this Lease, Tenant will notify Landlord by written notice of its intention to renew not less than six (6) months prior to the expiration date of the Term, time being of the essence. Once given, Tenant's notice to renew shall be irrevocable. If Tenant fails to timely give said notice, Tenant shall be deemed to have waived Tenant's option to renew. Upon the valid exercise by Tenant of such option to renew, at the request of either party hereto and within thirty (30) days after such request, Tenant and Landlord shall enter into a written supplement to this Lease incorporating the terms, conditions and provisions applicable to the renewal Term determined in accordance with the provisions of this Section 16.02.



                                   Page -22-

         16.03 RIGHT OF FIRST REFUSAL ("ADJACENT SPACE"). Provided no Event of Default exists on the date Landlord receives a third party offer, Landlord hereby grants to Tenant, but not any assignee or subtenant of Tenant, a right of first refusal during the initial Term (but not any renewal Term) to lease all or any part (but in no event less than 6,000 square feet) of the 39,305 square feet of vacant space in the Building immediately contiguous to the Leased Premises and as shown on Exhibit "A" as the "Adjacent Space" (the "Adjacent Space"). If Landlord receives an offer to lease any portion of the Adjacent Space from a third party, Landlord shall notify Tenant in writing of its intention to accept the Offer (the "Offer"). Tenant shall have five (5) business days from receipt of such notice to notify Landlord in writing, of Tenant's intent to exercise its right of first refusal with respect to the Adjacent Space which is the subject of the Offer. If the terms of the Offer include space in addition to the Adjacent Space, Tenant shall be required to lease all of such space if it desires to lease the Adjacent Space. If Tenant does not exercise its right of first refusal, then Landlord may lease such space to the third party, provided. if the third party does not execute a lease or following execution of a lease vacates the space subject to the Right of First Refusal, Tenant's Right of First Refusal with respect thereto shall be reinstated.

         If Tenant elects to exercise its Right of First Refusal to lease the Adjacent Space which is the subject of the Offer, the terms for the lease of such space shall be the same as the terms for the Leased Premises, with the following exceptions: (i) there shall be no abated Base Rent; and (ii) if Tenant's unencumbered cash and marketable securities are equal to two (2) times the sum of (a) the tenant finish allowance that Tenant will receive as set forth below, plus (b) the amount of commission Landlord will be obligated to pay for Tenant's expansion into the Adjacent Space and Tenant has positive net income for the six (6) month period immediately preceding Tenant's exercise, Tenant shall be entitled to a tenant finish allowance as follows:

         1. if the Right of First Refusal is exercised within the first twelve
(12) months of the Term, Tenant shall receive a tenant finish allowance equal to $10.00 psf of the Adjacent Space, the improvements to, and use of such allowance for the Adjacent Space to be in accordance with Sections 6.01 and 16.01; and

         2. if the Right of First Refusal is exercised after the first twelve
(12) months of the Term, Tenant shall have the following options: (aa) receive a tenant finish allowance equal to $10.00 psf multiplied by a fraction, the numerator of which is the number of months remaining in the Term and the denominator of which is 72, or (bb) receive a tenant finish allowance equal to $10.00 psf and extend the Term for the entire Leased Premises for a period of sixty (60) months, during which extended time Base Rent shall be equal to Base Rent for the seventy second (72nd) month of the Term. In either event, the improvements to, and use of the allowance for the Adjacent Space shall be in accordance with Sections 6.01 and 16.01.

         Within thirty (30) days from the date of Tenant's election to exercise its right of first refusal, Tenant and Landlord will enter into a written supplement to this Lease to add the Adjacent Space to the Leased Premises and to modify Tenant's Pro Rata Share of Taxes and Insurance and Operating Expenses as set forth in Section 2.04 and 2.05 hereof, otherwise Tenant's right of first refusal shall terminate and Landlord may lease such space to any third party.

         16.04 EXPANSION OPTION. Provided no Event of Default exists on the date of exercise of such option, Landlord hereby grants to Tenant, but not any assignee or subtenant of Tenant, an ongoing right to expand the Leased Premises during the initial Term (but not any renewal Term) to include all or any part (but in no event less than 6,000 square feet) of the 39,305 square feet of vacant space in the Building immediately contiguous to the Leased Premises and as shown on Exhibit "A" as the "Adjacent Space" (the "Expansion Space"). Tenant shall notify Landlord in writing of Tenant's intent to exercise its expansion option with respect to the portion of the Expansion Space specified therein.

         If Tenant elects to exercise its expansion option to lease any such applicable portion of the Expansion Space, the terms for the lease of such space shall be the same as the terms for the Leased Premises, with the following exceptions: (i) there shall be no abated Base Rent, and (ii) if Tenant's unencumbered cash and marketable securities are equal to two (2) times the sum of (a) the tenant finish allowance that Tenant will receive as set forth below, plus (b) the amount of commission Landlord will be obligated to pay for Tenant's expansion into the Adjacent Space, and (iii) that Tenant has positive net income for the six (6) month period immediately preceding Tenant's exercise, Tenant shall be entitled to a tenant finish allowance as follows:

          1. if the expansion option is exercised within the first twelve (12) months of the Term, Tenant shall receive a tenant finish allowance equal to $10.00 psf of the applicable portion of the Expansion



                                   Page -23-

Space, the improvements to, and use of such allowance for, the applicable portion of the Expansion Space to be in accordance with Sections 6.01 and 16.01; and

           2. if the expansion option is exercised after the first twelve (12) months of the Term, Tenant shall have the following options: (a) receive a tenant finish allowance equal to $10.00 psf multiplied by a fraction, the numerator of which is the number of months remaining in the Term and the denominator of which is 72, or (bb) receive a tenant finish allowance equal to $10.00 psf and extend the Term for the entire Leased Premises for a period of sixty (60) months during which extended time Base Rent shall be equal to the Base Rent for such seventy-second (72nd) month of the Term. In either event, the improvements to, and use of the allowance for the Expansion Space shall be in accordance with Sections 6.01 and 16.01.

         Within thirty (30) days from the date of Tenant's election to exercise its expansion option, Tenant and Landlord will use good faith efforts to enter into a written supplement to this Lease to add the applicable portion of the Expansion Space to the Leased Premises and to modify Tenant's Pro Rata Share of Taxes and Insurance and Operating Expenses as set forth in Section 2.04 and 2.05 hereof.

         16.05 EXISTING FURNITURE. Tenant may use the existing furniture listed on Exhibit D attached hereto (the "Furniture") during the Term at no additional cost. Tenant shall maintain the furniture in good condition and repair during the Term. Provided no Event of Default exists at the end of the Term, Landlord shall convey the Furniture to Tenant, without warranty.

         Tenant shall be responsible for coordination of and all costs associated with relocating any of the Furniture to allow contractors access to complete the Landlord Improvements. Tenant shall also be responsible for coordination of and all costs associated with setting up the Furniture after construction is completed.

         16.06 GENERATOR, UNINTERRUPTED POWER SUPPLY ("UPS"). Tenant acknowledges that there is a Generator and UPS system serving the Leased Premises and Adjacent Space (collectively the "Served Space") the Served Space is connected to such Generator and UPS system. Tenant shall have the non-exclusive right to the use of the Generator and UPS system, but acknowledges that other tenants leasing space within the Adjacent Space will also have access to use of the Generator and UPS system. Tenant shall, at its sole cost and expense during the Term, maintain a regularly scheduled preventative maintenance/service contract on the Generator and UPS system on an annual basis with a maintenance contractor acceptable to Landlord, such contract to include all services suggested by the equipment manufacturer. A copy of the service contract shall be provided to Landlord within sixty (60) days following the Commencement Date. In the event the service contract is not provided, then Landlord shall have the right, but not the obligation to have the work done and the cost therefor shall be charged to Tenant as Additional Rent and shall become payable by Tenant with the payment of the rent next due hereunder. In the event another tenant occupies space within the Adjacent Space, such tenant shall be responsible for reimbursing Tenant for its pro rata share of the costs paid by Tenant for maintaining the Generator and UPS system. Such pro rata share shall be determined by multiplying Tenant's costs by a fraction, the numerator of which is the number of square feet contained within such tenant's space and the denominator of which is the number of square feet contained in the Served Space. Tenant agrees to provide documentation to such tenant detailing its costs associated with such maintenance. LANDLORD AGREES TO INCLUDE LANGUAGE IN ANY LEASE FOR ANY OF THE ADJACENT SPACE OBLIGATING SUCH TENANT FOR ITS PRO RATA SHARE OF THE COSTS ASSOCIATED WITH TENANT'S MAINTENANCE OF THE GENERATOR AND UPS SYSTEM.



                            [Signature page follows]



                                   Page -24-

                  ARTICLE 17.00 SIGNATURES / DATE OF EXECUTION

SIGNED this 9th day of April, 2004.

               Landlord:                                   Tenant:

VANTAGE DEVELOPMENT #21, INC.                I-SECTOR CORPORATION

By: /s/ Fredrick L. Albrecht                 By: /s/ Mark T. Hilz
   -------------------------------------        --------------------------------
Name:   Fredrick L. Albrecht                 Name:   Mark T. Hilz
     -----------------------------------          ------------------------------
Title:  President                            Title:  President
      ----------------------------------           -----------------------------


                                             Tenant Federal Employer
                                             Identification Number:

                                                         76-0650041
                                             -----------------------------------



Schedule I -      Rules and Regulations
Exhibit A -       Leased Premises
Exhibit B -       Land
Exhibit C -       Plans
Exhibit D -       Furniture



                                   Page -25-

                                   Schedule I

                              RULES AND REGULATIONS


1. Landlord agrees to furnish Tenant all necessary initial keys and locks without charge. Additional keys will be furnished at a nominal charge. Tenant shall not change locks or install additional locks on doors without prior written consent of Landlord. Tenant shall not make or cause to be made duplicates of keys procured from Landlord without prior approval of Landlord. All keys to Leased Premises shall be surrendered to Landlord upon the expiration or earlier termination of this Lease.

2. Tenant will refer all contractors, contractor's representatives and installation technicians rendering any service on or to the Leased Premises for Tenant to Landlord for Landlord's approval before performance of any contractual service. Tenant's contractors and installation technicians shall comply with Landlord's rules and regulations pertaining to construction and installation. This provision shall apply to all work performed on or about the Leased Premises or Project, including installation of telephones, satellite equipment, telegraph equipment, electrical devices and attachments and installations of any nature affecting roofs, floors, walls, woodwork, trim, windows, ceilings and equipment or any other physical portion of the Leased Premises or Project.

3. Tenant shall not at any time occupy any part of the Leased Premises or Project as sleeping or lodging quarters.

4. Tenant shall not place, install or operate on the Leased Premises or in any part of the Building any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein (with the exception of microwave ovens for preparation of meals during work hours), or place or use in or about the Leased Premises or Project any explosives, gasoline, kerosene, oil, acids, caustics, or any flammable, explosive or hazardous material without written consent of Landlord.

5. Landlord will not be responsible for lost, stolen or damaged personal property, equipment, money or jewelry from the Leased Premises or the Project regardless of whether such loss occurs when the area is locked against entry or not.

6. No dogs, cats, fowl, or other animals shall be brought into or kept in or about the Leased Premises or Project.

7. Employees of Landlord shall not receive or carry messages for or to any Tenant or other person or contract with or render free or paid services to any Tenant or to any of Tenant's agents, employees or invitees.

8. None of the parking, truck courts or truck loading areas, recreation or lawn areas, entries, exits, passages, doors, sidewalks, stairways or landings shall be blocked or obstructed or any rubbish, litter, trash, pallets, or material of any nature placed, emptied or thrown into these areas or such area used by Tenant's agents, employees or invitees at any time for purposes inconsistent with their designation by Landlord. Unless provided by Landlord to the Project and as an operating expense of the Project, it shall be the responsibility of Tenant, at its sole cost and expense, to provide trash removal or dumpster service. All dumpsters shall be placed in areas designated by Landlord.

9. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed, and any damage resulting to them from misuse, including improper disposal of any materials, or by the defacing or injury of any part of the Building shall be borne by the person who shall occasion it. No person shall waste water by interfering with the faucets or otherwise.

10. No person shall disturb occupants of the Building by the use of any radios, record players, tape recorders, musical instruments, the making of unseemly noises, the making of unnatural vibrations or any other unreasonable use.

11. Tenant and its employees, agents and invitees shall park their vehicles only in those parking areas designated by Landlord. Tenant shall not leave any vehicle in a state of disrepair (including without



                                   Page -26-
         limitation, flat tires, out of date inspection stickers or license plates) on the Leased Premises or Project. If Tenant or its employees, agents or invitees park their vehicles in areas other than the designated parking areas or leave any vehicle in a state of disrepair, Landlord, (i) after giving written notice to Tenant of such violation or (ii) placing notice of such violation on such vehicle, shall have the right to remove such vehicles at Tenant's expense.

12. Parking in a parking area shall be in compliance with all parking rules and regulations established by Landlord from time to time, including any sticker or other identification system established by Landlord. Failure to observe the rules and regulations shall subject the vehicle in violation of the parking rules and regulations to removal. Removal of a vehicle shall not create any liability on Landlord or be deemed to interfere with Tenant's right to possession of its Leased Premises. Vehicles must be parked entirely within the stall lines and all directional signs, arrows and posted speed limits must be observed. Parking is prohibited in areas not striped for parking, in aisles, where "No Parking" signs are posted, on ramps, in cross hatched areas, and in other areas as may be designated by Landlord. Every person is required to park and lock his vehicle. All responsibility for damage to vehicles or persons is assumed by the owner of the vehicle or its driver. Servicing, repairing or washing vehicles in parking areas of the Building or Project is prohibited.

13. Movement in or out of the Building of furniture or office supplies and equipment, or dispatch or receipt by Tenant of any merchandise or materials shall be done in such a manner as to not block or hinder the flow of vehicular traffic throughout the Project or block or hinder the access of any tenant into or out of the Building. Tenant assumes, and shall indemnify Landlord against, all risks and claims of damage to persons and properties arising in connection with any said movement.

14. Tenant shall not lay floor covering within the Leased Premises without written approval of the Landlord. The use of cement or other similar adhesive materials not easily removed with water is expressly prohibited.

15. Tenant agrees to cooperate and assist Landlord in the prevention of canvassing, soliciting and peddling within the Building or Project.


16. It is Landlord's desire to maintain in the Building or Project the highest standard of dignity and good taste consistent with comfort and convenience for Tenants. Any action or condition not meeting this high standard should be reported directly to Landlord. Your cooperation will be mutually beneficial and sincerely appreciated. Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be necessary, for the safety, care and cleanliness of the Building or Project and for the preservation of good order therein.

IN THE EVENT ANY OF THE TERMS OF THE RULES AND REGULATION CONFLICT WITH ANY OF THE TERMS OF THE LEASE, THE TERMS OF THE LEASE SHALL CONTROL.



                                   Page -27-

                                   EXHIBIT "A"

                                 LEASED PREMISES

                          (LEASED PREMISES FLOOR PLAN)




                                   Page -28-

                                   EXHIBIT "B"

                                      LAND

         BEING a 15.61 acre tract of land situated in the Juan Armendaris Survey, Abstract No. 28 and the Charles Demay Survey. Abstract No. 335, Denton County, Texas, said tract being all of Lot 1 R-A, Block B, Waters' Ridge, Phase II, an addition to the City of Lewisville, Texas as recorded in Cabinet R, Page 374, Plat Records. Denton County. Texas (P.R.D.C.T.), said tract being more particularly described as follows:

         BEGINNING at a found "X" cut at the northwesterly end of a corner clip located at the intersection of the east right-of-way line of Lakeway Drive (60 feet wide) and the north right-of-way line of Lakepointe Drive (variable width);

         THENCE North 02 degrees 31 minutes 51 seconds East, along said east right-of-way line, a distance of 247.28 feet to a set "X" cut for corner:

         THENCE North 36 degrees 33 minutes 00 seconds East, continuing along said east right-of-way line, a distance of 24.13 feet to a ser. "X" cut for corner;

         THENCE North 02 degrees 31 minutes 51 seconds East, continuing along said east right-of-way line, a distance of 45.00 feet to a set P.K. nail for corner;

         THENCE North 31 degrees 29 minutes 19 seconds West, continuing along said east right-of-way line, a distance of 24.13 feet to a 1 /2-inch set iron rod with a yellow plastic cap stamped "HALFF ASSOC. INC." (hereafter referred to as "with cap") for corner;

         THENCE North 02 degrees 31 minutes 51 seconds East. continuing along said east right-of-way line, a distance of 327.23 feet to a 1/2-inch set iron rod with cap for the point of curvature of a circular curve to the left having a radius of 460.00 feet and whose chord bears North 03 degrees 08 minutes 13 seconds West, a distance of 90.86 feet:

         THENCE Northerly, continuing along said east right-of-way line and along said curve to the left, through a central angle of 1 I degrees 20 minutes 06 seconds, an arc distance of 91.00 feet to a 1 /2-inch set iron rod with cap for corner;

         THENCE North 81 degrees 49 minutes 13 seconds East, departing said east right-of-way line, a distance of 50.84 feet to a 1,/2-inch found iron rod with cap for the point of curvature of a circular curve to the left having a radius of 385.00 feet and whose chord bears North 69 degrees 26 minutes 14 seconds East, a distance of 165.12 feet:

         THENCE Northeasterly, along said curve to the left, through a central angle of 24 degrees 45 minutes 57 seconds, an arc distance of 166.42 feet to a 1/2-inch found iron rod with cap for the point of tangency;

         THENCE North 57 degrees 03 minutes 15 seconds East. a distance of
375.38 feet to a 1/2-inch set iron rod with cap for corner on the west line of Lot 2, Block B. Waters' Ridge Phase 11, an addition to the City of Lewisville, Texas recorded in Cabinet N, Pages 298-303, P.R.D.C.T.;

         THENCE South 35 degrees 07 minutes 20 seconds East, along the common line between said Lots 1R-A and 2, a distance of 384. 36 feet to a 1/2-inch found iron rod with cap for the point of curvature of a circular curve to the left having a radius of 609.86 feet whose chord bears South 47 degrees 09 minutes 33 seconds East, a distance of 254.36 feet;

         THENCE Southeasterly. continuing along said common line and along said curve to the left, through a central angle of 24 degrees 04 minutes 26 seconds, an arc distance of 256.24 feet to a 1/2-inch set iron rod with cap for corner;



                                   Page -29-

         THENCE South 37 degrees 36 minutes 28 seconds West, departing said common line, a distance of 208.19 feet to a 1/2-inch found iron rod with cap for the point of curvature of a circular curve to the left having a radius of 427.75 feet whose chord bears South 18 degrees 54 minutes 50 seconds West, a distance of 274.20 feet;

         THENCE Southwesterly, along said curve to the left, through a central angle of 37 degrees 23 minutes 16 seconds, an arc distance. of 279.12 feet to a 1/2-inch found iron rod with cap for the point of tangency;

         THENCE South 00 degrees 13 minutes 12 seconds West, a distance of
102.70 feet to a found "X" cut for corner on the north right-of-way line of the aforementioned Lakepointe Drive;

         THENCE South 89 degrees 31 minutes 42 seconds West, along said north right-of-way line, a distance of 29.51 feet to a set "X" cut for the point of curvature of a circular curve to the left having a radius of 1157.00 feet whose chord bears South 89 degrees 57 minutes 22 seconds West, a distance of 23.30 feet;

         THENCE Southwesterly, along said curve to the left, through a central angle of 01 degree 09 minutes 14 seconds, an arc distance of 23.30 feet to a set 60-D nail for the point of tangency;

         THENCE South 89 degrees 16 minutes 48 seconds West, continuing along said north right-of-way line, a distance of 67.10 feet to a 1/2-inch found iron rod with cap for corner;

         THENCE South 44 degrees 33 minutes 01 second West, continuing along said north right-of-way line, a distance of 17.03 feet to a 1/2-inch found iron rod with cap for corner;

         THENCE South 89 degrees 23 minutes 06 seconds West, continuing along said north right-of-way line. a distance of 589.24 feet to a found "X" cut for the southeasterly end of a corner clip located at the intersection of the east right-of-way line of said Lakeway Drive and the north right-of-way line of said Lakepointe Drive;

         THENCE North 43 degrees 48 minutes 57 seconds West, departing said north right-of-way line and along said corner clip a distance of 20.73 feet to the POINT OF BEGINNING AND CONTAINING 680,177 square feet or 15.61 acres of land, more or less.



                                   Page -30-

                                   Exhibit "C"

                                      PLANS

                          (CEILING PROPOSED FLOOR PLAN)



                                   Page -31-

                            (DEMO CEILING FLOOR PLAN)



                                   Page -32-

                                (DEMO FLOOR PLAN)



                                   Page -33-

                             (WALLS DEMO FLOOR PLAN)



                                   Page -34-

                          (CEILING PROPOSED FLOOR PLAN)



                                   Page -35-

                                   EXHIBIT "D"

                               FURNITURE INVENTORY

    QTY                                           DESCRIPTION
    ---                                           -----------

     45                Herman Miller workstations (cubes) - one from south end of vacancy
     43                         High-back leather conference/desk chairs (black)
    142                                 File cabinets for cubes (black)
     3                          High-back leather chairs with round base (black)
     5                          Low-back leather chairs - secretary type (black)
     21           Low-back fabric chairs - secretary type (black); 4 non-rolling, 17 on wheels
     50                                 Fabric chairs on wheels (green)
     14                                     File cabinet (5-drawer)
     1                                     Conference table (13 foot)
     1                                     Conference table (8 foot)
     1                                     Conference table (10 foot)
     1                                             Ice maker
     3                                               Lamps
     2                                        Leather club chairs
     1                                           Leather couch
     2                                       Coffee tables - glass
     1                                         Tall table - glass


                                   Page -36-